UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:      December 31

Date of reporting period:     June 30, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Core Equity Fund

6.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 17

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average total
return (capital
appreciation plus
income) by normally
investing at least
80% of its assets in a
diversified portfolio
of primarily large-
capitalization stocks.
The portfolio's risk
profile is similar to
that of the Standard
& Poor's 500 Index.

Over the last six months

* The price of crude oil once again reached new all-time highs.

* The Federal Reserve Board raised short-term interest rates four times.

* Solid stock picking enabled the Fund to finish ahead of both the S&P 500 Index and its peer group average.

[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2005." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.41% total return for Class A. The second bar represents the 1.07% total return for Class B. The third bar represents the 1.07% total return for Class C and the fourth bar represents the 1.71% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]

Top 10 holdings

 3.4%   Exxon Mobil Corp.
 3.2%   General Electric Co.
 3.0%   Johnson & Johnson
 3.0%   Citigroup, Inc.
 2.2%   Microsoft Corp.
 2.1%   Bank of America Corp.
 2.0%   ConocoPhillips
 1.7%   American International Group, Inc.
 1.6%   Prudential Financial, Inc.
 1.6%   Hartford Financial Services Group, Inc. (The)

As a percentage of net assets on June 30, 2005.

BY JOHN C. FORELLI AND JAY C. LEU FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Core Equity Fund

U.S. stocks reached the mid-year mark little changed. The mixed showing reflected, on the one hand, a moderately growing economy and reasonably strong corporate earnings gains. On the other hand, concerns about record-high crude oil prices and rising short-term interest rates stoked fears of an economic slowdown in the second half of 2005, as oil touched the $60-per-barrel level near the end of the period. Meanwhile, the Federal Reserve Board engineered four rate hikes, bringing the federal funds rate to 3.25% with its most recent increase at the end of June. However, despite fears of a slowdown, the economy provided some positive surprises during the period, growing at an annual rate of 3.8% in the first quarter, versus initial estimates of 3.1%. Likewise, inflation remained generally under control in spite of the relentless rise in oil prices.

"U.S. stocks reached the
 mid-year mark little changed."

Looking at performance

Perhaps because of the expectation of a slowing economy, value stocks outpaced their growth counterparts during the period, while large caps performed better than small caps, although not as well as mid caps. The Fund's results reflected our emphasis on keeping sector weightings close to those of the S&P 500 Index and adding value through stock selection, as seven out of 11 sectors benefited from favorable stock picking, and all of the Fund's outperformance was attributable to that factor, rather than sector weightings. In choosing stocks for the Fund, we relied on our long-standing methodology of looking for undervalued stocks of companies with improving fundamentals. This discipline, which incorporates both growth and value components, has worked well for us over complete market cycles.

For the six months ended June 30, 2005, John Hancock Core Equity Fund's Class A, Class B, Class C and Class I shares returned 1.41%, 1.07%, 1.07% and 1.71%, respectively, at net asset value.

All classes of the Fund's shares outperformed both the -0.81% return of the S&P 500 Index and the -1.20% mark posted by the average large-cap core fund, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Photos of John Forelli and Jay Leu, flush right next to first paragraph.]

Consumer discretionary, energy stocks aid performance

The consumer discretionary sector was by far the largest contributor to the Fund's performance compared with the benchmark, as the S&P 500's stocks in that sector recorded a loss of more than 6%, while the Fund's holdings gained almost 5%. Our focus on specialty retailers and department stores paid off, as consumer spending held up well in those areas. The share price of department store chain Nordstrom posted a solid gain during the period. The company, known for its outstanding service along with high-quality merchandise at reasonable prices, benefited from expanding profit margins. Also performing well was the stock of Federated Department Stores, which was aided by better-than-expected first-quarter earnings ahead of the completion of the merger between Federated and May Department Stores scheduled for the third quarter of 2005. In the specialty retail segment, the share prices of Abercrombie & Fitch, which sells apparel for young men and women, and Advance Auto Parts, the nation's second-largest auto parts chain, both registered solid gains. Strong merchandising and a continued surge in denim sales boosted the former, while the latter reported a 38% surge in first-quarter profits and an improved outlook for full-year earnings.

"The consumer discretionary sector
 was by far the largest contributor to
 the Fund's performance
 compared with the benchmark..."

Boost from energy

In absolute terms, energy was the best-performing sector both for the Fund and its benchmark. Although we typically try to minimize the effect of sector weightings on the Fund's performance, we did overweight energy, which worked out well. ConocoPhillips was one of the sector's key contributors, as the company's results were aided by three factors: the high price of oil, strong profit margins in its refining operations and continuing cost efficiencies from the merger of Conoco and Phillips Petroleum several years ago. Although it was a smaller position than ConocoPhillips, EOG Resources turned in the Fund's biggest gain, surging almost 60% during the period. Favorable developments at the company's Barnett Shale property in Texas largely accounted for the stock's increase. In the energy services subsector, Halliburton benefited from strong increases in spending for its services by exploration and production companies, along with easing investor concerns about allegations that the company's KBR unit overcharged the U.S. government for services in Iraq.

[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Financials 21%, the second is Information technology 15%, the third is Consumer discretionary 14%, the fourth is Health care 14%, the fifth is Industrials 11%, the sixth is Energy 10%, the seventh is Consumer staples 6%, the eighth is Utilities 3%, the ninth is Telecommunication services 3% and the tenth is Materials 3%.]

[Pie chart at middle of page with heading "Portfolio diversification 2." The chart is not divided into sections (from top to left) but is completely shaded: Common stocks 100%.]

Technology, industrials disappoint

Holding back the Fund's results to some extent was stock picking in the information technology and industrials sectors. For example, technology stalwart IBM was a significant detractor from absolute performance, although it was a positive contributor relative to the benchmark because we underweighted it. IBM reported a first-quarter earnings shortfall caused primarily by slack demand from Europe. Another factor hurting the stock was concern that a strengthening U.S. dollar could hurt profit margins in the future. We trimmed the position. Another laggard from the sector, security software provider Symantec, was hampered by investors' doubts about the desirability of the company's planned merger with data storage software vendor VERITAS Software.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ConocoPhillips followed by an up arrow with the phrase "Record oil prices, refining profits, economies of scale." The second listing is Nordstrom followed by an up arrow with the phrase "Expanding profit margins, strong sales." The third listing is IBM followed by a down arrow with the phrase "Weak demand in Europe, disappointing earnings."]

In the industrials sector, the Fund suffered from its exposure to industrial products distributor W.W. Grainger. Inconsistent sales, along with negative investor psychology toward the sector, derailed the stock. Finally, industrial conglomerate Tyco International cut its earnings and cash flow estimates after delays in some anticipated costs savings. However, we thought the restructuring process initiated several years ago would continue to yield benefits over the longer term.

"We believe that the U.S. economy
 is more resilient than many
 people think..."

Outlook

We believe that the U.S. economy is more resilient than many people think and that it will take a lot more than oil prices around $60 per barrel to derail the nation's recovery. Similarly, we think the Fed is close to the end of its recent series of rate hikes, which should leave short-term interest rates at relatively low levels from a historical point of view. Two more positives are fairly reasonable stock valuations and an inflation rate that remains mild when compared with long-term averages. Barring any unforeseen negative developments, therefore, we anticipate continued solid corporate earnings growth and a relatively favorable investment environment for stocks during the remainder of 2005.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on June 30, 2005.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2005

                              Class A      Class B      Class C      Class I 1
Inception date                6-10-91       9-7-95       5-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         3.17%        2.84%        6.85%        9.22%
Five years                      -3.79        -3.85        -3.48           --
Ten years                        7.96           --           --           --
Since inception                    --         7.24         0.24         2.67

Cumulative total returns with maximum sales charge (POP)
Six months                      -3.65        -3.93         0.07         1.71
One year                         3.17         2.84         6.85         9.22
Five years                     -17.58       -17.84       -16.24           --
Ten years                      115.15           --           --           --
Since inception                    --        98.62         1.72         9.18

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

7-1-95         $10,000       $9,500      $10,000
7-31-95         10,412        9,894       10,332
12-31-95        11,537       10,963       11,445
6-30-96         12,738       12,104       12,600
12-31-96        13,988       13,292       14,072
6-30-97         16,233       15,425       16,972
12-31-97        18,071       17,171       18,767
6-30-98         21,491       20,422       22,091
12-31-98        23,282       22,123       24,131
6-30-99         25,630       24,355       27,119
12-31-99        26,163       24,861       29,208
6-30-00         26,100       24,801       29,084
12-31-00        24,134       22,933       26,549
6-30-01         23,027       21,881       24,771
12-31-01        21,510       20,439       23,393
6-30-02         19,101       18,150       20,315
12-31-02        16,595       15,769       18,223
6-30-03         17,864       16,975       20,366
12-31-03        20,524       19,502       23,451
6-30-04         20,847       19,810       24,258
12-31-04        22,326       21,215       26,003
6-30-05         22,642       21,515       25,792

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,792 as of June 30, 2005. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, without sales charge (NAV) and is equal to $22,642 as of June 30, 2005. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, with sales charge (POP) and is equal to $21,515 as of June 30, 2005.]

                                    Class B 1    Class C 1    Class I 2
Period beginning                     9-7-95       5-1-98       3-1-02
Core Equity Fund                    $19,862      $10,172      $10,918
Index                                24,523       11,842       11,156

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES


These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,014.10                  $7.61
Class B               1,010.70                  11.08
Class C               1,010.70                  11.08
Class I               1,017.10                   4.58

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,017.24                  $7.62
Class B               1,013.77                  11.10
Class C               1,013.77                  11.10
Class I               1,020.26                   4.58

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.22%, 2.22% and 0.92% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 100.24%                                                                                    $367,495,017
(Cost $286,230,801)

Aerospace & Defense 0.50%                                                                                   1,815,000
Boeing Co. (The)                                                                               27,500       1,815,000

Agricultural Products 0.67%                                                                                 2,469,390
Archer-Daniels-Midland Co.                                                                    115,500       2,469,390

Air Freight & Logistics 0.95%                                                                               3,491,531
FedEx Corp. (L)                                                                                43,100       3,491,531

Apparel Retail 1.47%                                                                                        5,384,415
Abercrombie & Fitch Co. (Class A)                                                              30,700       2,109,090
American Eagle Outfitters, Inc.                                                                47,000       1,440,550
Gap, Inc. (The)                                                                                92,900       1,834,775

Application Software 0.66%                                                                                  2,428,964
Autodesk, Inc.                                                                                 45,400       1,560,398
Citrix Systems, Inc. (I)(L)                                                                    40,100         868,566

Auto Parts & Equipment 0.34%                                                                                1,257,060
Autoliv, Inc.                                                                                  28,700       1,257,060

Biotechnology 1.02%                                                                                         3,730,428
Amgen, Inc. (I)                                                                                37,800       2,285,388
Genentech, Inc. (I)(L)                                                                         18,000       1,445,040

Broadcasting & Cable TV 0.72%                                                                               2,634,060
Comcast Corp. (Class A) (I)                                                                    85,800       2,634,060

Building Products 0.66%                                                                                     2,431,360
American Standard Cos., Inc.                                                                   58,000       2,431,360

Casinos & Gaming 0.44%                                                                                      1,630,696
MGM MIRAGE (I)                                                                                 41,200       1,630,696

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Communications Equipment 2.62%                                                                             $9,618,790
Cisco Systems, Inc. (I)                                                                       259,800       4,964,778
Comverse Technology, Inc. (I)                                                                  42,600       1,007,490
Motorola, Inc. (L)                                                                            199,700       3,646,522

Computer & Electronics Retail 0.73%                                                                         2,673,450
Best Buy Co., Inc.                                                                             39,000       2,673,450

Computer Hardware 3.57%                                                                                    13,103,616
Apple Computer, Inc. (I)                                                                       58,600       2,157,066
Dell, Inc. (I)                                                                                109,400       4,322,394
International Business Machines Corp.                                                          63,100       4,682,020
NCR Corp. (I)                                                                                  55,300       1,942,136

Computer Storage & Peripherals 0.94%                                                                        3,443,772
EMC Corp. (I)(L)                                                                              166,300       2,279,973
QLogic Corp. (I)                                                                               37,700       1,163,799

Construction & Farm Machinery & Heavy Trucks 0.53%                                                          1,939,860
Cummins, Inc.                                                                                  26,000       1,939,860

Consumer Finance 0.77%                                                                                      2,812,200
MBNA Corp.                                                                                    107,500       2,812,200

Data Processing & Outsourced Services 0.92%                                                                 3,368,961
Automatic Data Processing, Inc. (L)                                                            57,300       2,404,881
DST Systems, Inc. (I)(L)                                                                       20,600         964,080

Department Stores 2.10%                                                                                     7,720,578
Federated Department Stores, Inc.                                                              46,100       3,378,208
Nordstrom, Inc.                                                                                43,000       2,922,710
Penney (J.C.) Co., Inc.                                                                        27,000       1,419,660

Distillers & Vintners 0.36%                                                                                 1,309,800
Constellation Brands, Inc. (I)                                                                 44,400       1,309,800

Diversified Banks 3.63%                                                                                    13,323,801
Bank of America Corp.                                                                         167,300       7,630,553
Wachovia Corp.                                                                                 83,000       4,116,800
Wells Fargo & Co.                                                                              25,600       1,576,448

Diversified Chemicals 0.87%                                                                                 3,177,315
Dow Chemical Co. (The)                                                                         42,000       1,870,260
Eastman Chemical Co.                                                                           23,700       1,307,055

Diversified Commercial Services 0.20%                                                                         727,470
Dun & Bradstreet Corp. (The) (I)                                                               11,800         727,470

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Diversified Metals & Mining 0.67%                                                                          $2,449,232
Massey Energy Co.                                                                              30,600       1,154,232
Phelps Dodge Corp.                                                                             14,000       1,295,000

Electric Utilities 2.22%                                                                                    8,142,330
Edison International                                                                           84,000       3,406,200
TXU Corp.                                                                                      57,000       4,736,130

Electric Components & Equipment 0.40%                                                                       1,478,068
Emerson Electric Co.                                                                           23,600       1,478,068

Fertilizers & Agricultural Chemicals 0.67%                                                                  2,445,643
Monsanto Co.                                                                                   38,900       2,445,643

Forest Products 0.38%                                                                                       1,388,770
Louisiana-Pacific Corp.                                                                        56,500       1,388,770

General Merchandise Stores 0.42%                                                                            1,539,803
Target Corp.                                                                                   28,300       1,539,803

Health Care Distributors 1.60%                                                                              5,866,335
AmerisourceBergen Corp.                                                                        45,000       3,111,750
McKesson Corp.                                                                                 61,500       2,754,585

Health Care Facilities 0.73%                                                                                2,673,700
LifePoint Hospitals, Inc. (I)                                                                  32,000       1,616,640
Universal Health Services, Inc. (Class B)                                                      17,000       1,057,060

Health Care Services 0.62%                                                                                  2,259,096
Express Scripts, Inc. (I)                                                                      45,200       2,259,096

Health Care Supplies 0.30%                                                                                  1,093,500
Alcon, Inc. (Switzerland)                                                                      10,000       1,093,500

Home Improvement Retail 1.12%                                                                               4,119,510
Home Depot, Inc. (The)                                                                        105,900       4,119,510

Homebuilding 0.80%                                                                                          2,923,822
Centex Corp.                                                                                   19,100       1,349,797
Toll Brothers, Inc. (I)                                                                        15,500       1,574,025

Hotels, Resorts & Cruise Lines 0.69%                                                                        2,524,140
Marriott International, Inc. (Class A)                                                         37,000       2,524,140

Household Appliances 0.54%                                                                                  1,980,990
Stanley Works Co. (The) (L)                                                                    43,500       1,980,990

Household Products 1.48%                                                                                    5,430,241
Kimberly-Clark Corp.                                                                           39,900       2,497,341
Procter & Gamble Co. (The) (L)                                                                 55,600       2,932,900

See notes to
financial statements.


12


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Housewares & Specialties 1.47%                                                                             $5,387,792
Fortune Brands, Inc.                                                                           41,800       3,711,840
Newell Rubbermaid, Inc.                                                                        70,300       1,675,952

Industrial Conglomerates 5.22%                                                                             19,148,895
General Electric Co.                                                                          333,400      11,552,310
Textron, Inc.                                                                                  51,300       3,891,105
Tyco International Ltd. (Bermuda) (L)                                                         126,900       3,705,480

Industrial Machinery 0.44%                                                                                  1,617,504
Illinois Tool Works, Inc.                                                                      20,300       1,617,504

Integrated Oil & Gas 5.42%                                                                                 19,869,923
ConocoPhillips                                                                                127,200       7,312,728
Exxon Mobil Corp.                                                                             218,500      12,557,195

Integrated Telecommunication Services 1.60%                                                                 5,867,087
ALLTEL Corp.                                                                                   30,500       1,899,540
CenturyTel, Inc.                                                                               23,700         820,731
Sprint Corp.                                                                                   85,900       2,155,231
Verizon Communications, Inc.                                                                   28,700         991,585

Internet Software & Services 0.32%                                                                          1,158,300
Check Point Software Technologies Ltd. (Israel) (I)                                            58,500       1,158,300

Investment Banking & Brokerage 2.61%                                                                        9,552,717
Bear Stearns Cos., Inc. (The)                                                                  21,400       2,224,316
Goldman Sachs Group, Inc. (The)                                                                40,100       4,091,002
Morgan Stanley                                                                                 61,700       3,237,399

Leisure Products 0.51%                                                                                      1,867,092
Brunswick Corp. (L)                                                                            43,100       1,867,092

Life & Health Insurance 2.01%                                                                               7,356,396
Lincoln National Corp.                                                                         30,000       1,407,600
Prudential Financial, Inc.                                                                     90,600       5,948,796

Managed Health Care 3.84%                                                                                  14,069,884
Aetna, Inc.                                                                                    46,000       3,809,720
Humana, Inc. (I)                                                                               30,100       1,196,174
UnitedHealth Group, Inc.                                                                       92,900       4,843,806
WellPoint, Inc. (I)                                                                            60,600       4,220,184

Movies & Entertainment 2.18%                                                                                7,987,442
Disney (Walt) Co. (The)                                                                       151,900       3,824,842
Viacom, Inc. (Class B)                                                                        130,000       4,162,600

See notes to
financial statements.


13


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Multi-Line Insurance 3.22%                                                                                $11,787,116
American International Group, Inc.                                                            104,800       6,088,880
Hartford Financial Services Group, Inc. (The)                                                  76,200       5,698,236

Multi-Utilities & Unregulated Power 1.24%                                                                   4,554,369
AES Corp. (The) (I)                                                                           198,800       3,256,344
Constellation Energy Group                                                                     22,500       1,298,025

Office Electronics 0.34%                                                                                    1,230,068
Xerox Corp. (I)                                                                                89,200       1,230,068

Oil & Gas Drilling 0.33%                                                                                    1,198,134
Transocean, Inc. (Cayman Islands) (I)                                                          22,200       1,198,134

Oil & Gas Equipment & Services 1.57%                                                                        5,755,192
Halliburton Co. (L)                                                                            78,100       3,734,742
National-Oilwell Varco, Inc. (I)                                                               42,500       2,020,450

Oil & Gas Exploration & Production 1.87%                                                                    6,854,680
Apache Corp.                                                                                   37,000       2,390,200
EOG Resources, Inc. (L)                                                                        78,600       4,464,480

Oil & Gas Refining & Marketing & Transportation 0.62%                                                       2,281,900
Williams Cos., Inc. (The)                                                                     120,100       2,281,900

Other Diversified Financial Services 3.01%                                                                 11,025,855
Citigroup, Inc.                                                                               238,500      11,025,855

Personal Products 0.64%                                                                                     2,328,235
Estee Lauder Cos., Inc. (The) (Class A) (L)                                                    59,500       2,328,235

Pharmaceuticals 5.55%                                                                                      20,351,179
Abbot Laboratories                                                                             27,800       1,362,478
Barr Pharmaceuticals, Inc. (I)(L)                                                              40,800       1,988,592
Forest Laboratories, Inc. (I)                                                                  29,500       1,146,075
Johnson & Johnson (L)                                                                         170,800      11,102,000
Pfizer, Inc.                                                                                  172,300       4,752,034

Property & Casualty Insurance 2.49%                                                                         9,141,105
ACE, Ltd. (Cayman Islands)                                                                     34,000       1,524,900
Allstate Corp. (The)                                                                           83,700       5,001,075
SAFECO Corp.                                                                                   19,900       1,081,366
St. Paul Travelers Cos., Inc. (The)                                                            38,800       1,533,764

Railroads 0.79%                                                                                             2,886,988
Burlington Northern Santa Fe Corp.                                                             19,300         908,644
Norfolk Southern Corp.                                                                         63,900       1,978,344

See notes to
financial statements.


14


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Regional Banks 1.14%                                                                                       $4,170,142
KeyCorp                                                                                        47,000       1,558,050
SunTrust Banks, Inc.                                                                           21,800       1,574,832
UnionBanCal Corp.                                                                              15,500       1,037,260

Reinsurance 0.58%                                                                                           2,139,000
Everest Re Group, Ltd. (Bermuda)                                                               23,000       2,139,000

Semiconductor Equipment 2.08%                                                                               7,634,306
Applied Materials, Inc. (L)                                                                   214,500       3,470,610
Lam Research Corp. (I)(L)                                                                     107,500       3,111,050
Novellus Systems, Inc. (I)(L)                                                                  42,600       1,052,646

Semiconductors 1.35%                                                                                        4,957,074
Intel Corp.                                                                                    97,800       2,548,668
Texas Instruments, Inc. (L)                                                                    85,800       2,408,406

Soft Drinks 0.88%                                                                                           3,243,975
Coca-Cola Co. (The)                                                                            77,700       3,243,975

Specialty Chemicals 0.26%                                                                                     957,944
Nalco Holding Co. (I)                                                                          48,800         957,944

Specialty Stores 0.51%                                                                                      1,884,860
Advance Auto Parts, Inc. (I)                                                                   29,200       1,884,860

Systems Software 2.16%                                                                                      7,928,928
Microsoft Corp.                                                                               319,200       7,928,928

Telecommunications Equipment 0.34%                                                                          1,240,180
American Tower Corp. (Class A) (I)                                                             59,000       1,240,180

Thrifts & Mortgage Finance 1.97%                                                                            7,237,888
Fannie Mae                                                                                     59,600       3,480,640
Freddie Mac                                                                                    57,600       3,757,248

Tobacco 2.08%                                                                                               7,608,338
Altria Group, Inc.                                                                             83,300       5,386,178
Reynolds American, Inc.                                                                        28,200       2,222,160

Trading Companies & Distributors 0.90%                                                                      3,309,810
GATX Corp.                                                                                     34,000       1,173,000
Grainger (W.W.), Inc. (L)                                                                      39,000       2,136,810

Wireless Telecommunication Services 1.39%                                                                   5,097,022
Nextel Communications, Inc. (Class A) (I)                                                      77,000       2,487,870
Nokia Corp., American Depositary Receipt (Finland)                                            156,800       2,609,152

See notes to
financial statements.


15


FINANCIAL STATEMENTS

                                                                              Interest      Par value
Issuer, description, maturity date                                            rate              (000)           Value
Short-term investments 15.01%                                                                             $55,023,666
(Cost $55,023,666)

Joint Repurchase Agreement 0.26%                                                                              934,000
Investment in a joint repurchase
agreement transaction with Morgan
Stanley -- Dated 06-30-05 due
07-01-05 (secured by U.S. Treasury
Inflation Indexed Note 1.875%
due 07-15-13)                                                                 2.900%             $934         934,000

                                                                                               Shares
Cash Equivalents 14.75%                                                                                    54,089,666
AIM Cash Investment Trust (T)                                                              54,089,666      54,089,666

Total investments 115.25%                                                                                $422,518,683

Other assets and liabilities, net (15.25%)                                                               ($55,896,560)

Total net assets 100.00%                                                                                 $366,622,123


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of June 30, 2005.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $341,254,467)
including $53,028,015 of securities loaned                       $422,518,683
Cash                                                                      373
Receivable for investments sold                                       486,119
Receivable for shares sold                                             53,759
Dividends and interest receivable                                     479,660
Other assets                                                           29,775

Total assets                                                      423,568,369

Liabilities
Payable for investments purchased                                     690,148
Payable for shares repurchased                                      1,578,115
Payable upon return of securities loaned                           54,089,666
Payable to affiliates
Management fees                                                       253,440
Distribution and service fees                                          38,500
Other                                                                 178,283
Other payables and accrued expenses                                   118,094

Total liabilities                                                  56,946,246

Net assets
Capital paid-in                                                   415,213,053
Accumulated net realized loss on investments                     (129,160,310)
Net unrealized appreciation of investments                         81,264,216
Accumulated net investment loss                                      (694,836)

Net assets                                                       $366,622,123

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($190,410,988 [DIV] 6,799,049 shares)                          $28.01
Class B ($159,841,987 [DIV] 6,055,326 shares)                          $26.40
Class C ($16,270,136 [DIV] 616,587 shares)                             $26.39
Class I ($99,012 [DIV] 3,468 shares)                                   $28.55

Maximum offering price per share
Class A 1 ($28.01 [DIV] 95%)                                            $29.48

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $5,475)             $2,843,702
Securities lending                                                     21,826
Interest                                                               11,440

Total investment income                                             2,876,968

Expenses
Investment management fees                                          1,425,016
Class A distribution and service fees                                 283,162
Class B distribution and service fees                                 867,391
Class C distribution and service fees                                  87,910
Class A, B and C transfer agent fees                                  740,678
Class I transfer agent fees                                                42
Printing                                                               54,730
Custodian fees                                                         44,314
Accounting and legal services fees                                     41,944
Registration and filing fees                                           37,776
Miscellaneous                                                          35,925
Professional fees                                                      17,482
Trustees' fees                                                          7,323
Securities lending fees                                                 1,113
Interest                                                                  541

Total expenses                                                      3,645,347
Less expense reductions                                               (83,378)

Net expenses                                                        3,561,969

Net investment loss                                                  (685,001)

Realized and unrealized gain (loss)
Net realized gain on investments                                   17,781,199
Change in net unrealized appreciation
(depreciation) of investments                                     (12,932,476)

Net realized and unrealized gain                                    4,848,723

Increase in net assets from operations                             $4,163,722

1 Semiannual period from 1-1-05 through 6-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                         Year          Period
                                                        ended           ended
                                                     12-31-04         6-30-05 1
Increase (decrease) in net assets
From operations

Net investment income (loss)                          $11,752       ($685,001)
Net realized gain                                  41,516,002      17,781,199
Change in net unrealized
appreciation (depreciation)                        (9,401,201)    (12,932,476)

Increase in net assets resulting
from operations                                    32,126,553       4,163,722

From Fund share transactions                      (99,497,054)    (47,983,455)

Net assets
Beginning of period                               477,812,357     410,441,856

End of period 2                                  $410,441,856    $366,622,123


1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

2 Includes accumulated net investment loss of $9,835 and $694,836, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES



The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04     6-30-05 1
Per share operating performance
Net asset value,
beginning of period                                     $33.21      $29.87      $26.61      $20.53      $25.39      $27.62
Net investment income (loss)2                            (0.06)      (0.03)      (0.02)         -- 3      0.10          -- 3
Net realized and unrealized
gain (loss) on investments                               (2.49)      (3.22)      (6.06)       4.86        2.13        0.39
Total from
investment operations                                    (2.55)      (3.25)      (6.08)       4.86        2.23        0.39
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --          --
Net asset value, end of period                          $29.87      $26.61      $20.53      $25.39      $27.62      $28.01
Total return 4 (%)                                       (7.75)     (10.87)     (22.85)      23.67        8.78 5      1.41 5,6

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $373        $255        $184        $201        $193        $190
Ratio of expenses
to average net assets (%)                                 1.41        1.47        1.60        1.61        1.52        1.52 7
Ratio of adjusted expenses
to average net assets 8 (%)                                 --          --          --          --        1.57        1.56 7
Ratio of net investment income (loss)
to average net assets (%)                                (0.19)      (0.12)      (0.10)      (0.02)       0.41          -- 7,9
Portfolio turnover (%)                                      82          76          64 10       70          68          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04     6-30-05 1
Per share operating performance
Net asset value,
beginning of period                                     $32.54      $29.06      $25.71      $19.70      $24.19      $26.12
Net investment loss 2                                    (0.27)      (0.22)      (0.18)      (0.15)      (0.08)      (0.09)
Net realized and unrealized
gain (loss) on investments                               (2.42)      (3.12)      (5.83)       4.64        2.01        0.37
Total from
investment operations                                    (2.69)      (3.34)      (6.01)       4.49        1.93        0.28
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --          --
Net asset value, end of period                          $29.06      $25.71      $19.70      $24.19      $26.12      $26.40
Total return 4 (%)                                       (8.35)     (11.49)     (23.38)      22.79        7.98 5      1.07 5,6

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $499        $377        $253        $252        $197        $160
Ratio of expenses
to average net assets (%)                                 2.07        2.17        2.30        2.31        2.22        2.22 7
Ratio of adjusted expenses
to average net assets 8 (%)                                 --          --          --          --        2.27        2.26 7
Ratio of net investment loss
to average net assets (%)                                (0.86)      (0.82)      (0.80)      (0.72)      (0.33)      (0.72) 7
Portfolio turnover (%)                                      82          76          64 10       70          68          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04     6-30-05 1
Per share operating performance
Net asset value,
beginning of period                                     $32.54      $29.05      $25.70      $19.69      $24.18      $26.11
Net investment loss 2                                    (0.28)      (0.22)      (0.18)      (0.15)      (0.08)      (0.09)
Net realized and unrealized
gain (loss) on investments                               (2.42)      (3.12)      (5.83)       4.64        2.01        0.37
Total from
investment operations                                    (2.70)      (3.34)      (6.01)       4.49        1.93        0.28
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --          --
Net asset value, end of period                          $29.05      $25.70      $19.69      $24.18      $26.11      $26.39
Total return 4 (%)                                       (8.38)     (11.49)     (23.39)      22.80        7.98 5      1.07 5,6

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $32         $30         $23         $24         $20         $16
Ratio of expenses
to average net assets (%)                                 2.11        2.17        2.30        2.31        2.22        2.22 7
Ratio of adjusted expenses
to average net assets 8 (%)                                 --          --          --          --        2.27        2.26 7
Ratio of net investment loss
to average net assets (%)                                (0.89)      (0.82)      (0.80)      (0.72)      (0.31)      (0.72) 7
Portfolio turnover (%)                                      82          76          64 10       70          68          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


Period ended                                          12-31-02 11    12-31-03    12-31-04    6-30-05 1
Per share operating performance
Net asset value,
beginning of period                                     $26.15         $20.63      $25.66     $28.07
Net investment income 2                                   0.06           0.12        0.26       0.06
Net realized and unrealized
gain (loss) on investments                               (5.58)          4.91        2.15       0.42
Total from
investment operations                                    (5.52)          5.03        2.41       0.48
Net asset value, end of period                          $20.63         $25.66      $28.07     $28.55
Total return 4 (%)                                      (21.11) 6       24.38        9.39       1.71 6

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2             $2          -- 12      -- 12
Ratio of expenses
to average net assets (%)                                 1.26 7         1.06        0.92       0.92 7
Ratio of net investment income
to average net assets (%)                                 0.33 7         0.53        1.00       0.43 7
Portfolio turnover (%)                                      64 10          70          68         28

  1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

  2 Based on the average of the shares outstanding.

  3 Less than $0.01 per share.

  4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

  5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

  6 Not annualized.

  7 Annualized.

  8 Does not take into consideration expense reductions during the periods shown.

  9 Less than 0.01%.

 10 Excludes merger activity.

 11 Class I shares began operations on 3-1-02.

 12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturing of 60 days or less may be valued at amortized cost, which approximated market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commit ment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2005, the Fund loaned securities having a market value of $53,028,015 collateralized by cash in the amount of $54,089,666. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund had $146,230,953 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 -- $7,735,496, December 31, 2009 -- $67,647,755, December 31, 2010 -- $50,126,412 and December 31,
2011 -- $20,721,290. Availability of a certain amount of these loss carryforwards, which were acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). JHLICo is the Adviser's indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2005, JH Funds received net up-front sales charges of $94,555 with regard to sales of Class A shares. Of this amount, $11,672 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $60,112 was paid as sales commissions to unrelated broker-dealers and $22,771 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2005, CDSCs received by JH Funds amounted to $144,864 for Class B shares and $3,280 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's transfer agent fee if it exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $83,378 for the period ended June 30, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $41,944. The Fund also paid the Adviser the amount of $285 for certain publishing services, included in the printing fees and the amount of $5,588 for certain compliance costs, included in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-04          Period ended 6-30-05 1
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       1,842,774     $46,973,198       965,164     $26,412,746
Repurchased               (2,764,032)    (70,638,953)   (1,144,790)    (31,523,217)
Net decrease                (921,258)   ($23,665,755)     (179,626)    ($5,110,471)

Class B shares
Sold                       1,235,577     $29,621,746       307,582      $8,003,482
Repurchased               (4,079,497)    (98,534,950)   (1,805,736)    (46,719,213)
Net decrease              (2,843,920)   ($68,913,204)   (1,498,154)   ($38,715,731)

Class C shares
Sold                         144,802      $3,499,440        29,479        $764,967
Repurchased                 (355,551)     (8,593,867)     (178,635)     (4,629,810)
Net decrease                (210,749)    ($5,094,427)     (149,156)    ($3,864,843)

Class I shares
Sold                           2,272         $59,014           243          $6,772
Repurchased                  (69,212)     (1,882,682)      (10,922)       (299,182)
Net decrease                 (66,940)    ($1,823,668)      (10,679)      ($292,410)

Net decrease              (4,042,867)   ($99,497,054)   (1,837,615)   ($47,983,455)

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

Note D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2005, aggregated $108,376,805 and $156,489,023, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes was $341,488,953. Gross unrealized appreciation and depreciation of investments aggregated $85,447,092 and $4,417,362, respectively, resulting in net unrealized appreciation of $81,029,730. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Board Consideration
of and Continuation
of Investment
Advisory Agreement
and Sub-Advisory
Agreement:
John Hancock Core
Equity Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Capital Series (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of: (i) the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser") and (ii) the investment sub-advisory agreement (the "Sub-Advisory Agreement") with Independence Investment LLC (the "Sub-Adviser") for the John Hancock Core Equity Fund (the "Fund"). The Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser are collectively referred to as the "Advisory Agreements."

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's and Sub-Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's and Sub-Adviser's compliance department,
(vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a repre sentative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe for the time periods under review. The Board also noted that the Fund's performance was consistently below the performance of one of its benchmark indices, the S&P 500 Index, as was the performance of the Universe. The Board noted that the Fund's performance was higher than the Fund's other benchmark index, the Lipper Large-Cap Core Funds Index, during the most recent time period and was not appreciably below such index's performance during the longer-term time periods under review. The Adviser discussed with the Board additional measures that may be taken in the future with the objective of improving performance. The Board intends to continue to monitor the Fund's performance trends to assess whether remedial changes are warranted.

Investment Advisory and
Sub-Advisory Fee Rates
and Expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was slightly lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than that of the Peer Group and the Universe. The Board also noted that the most significant contributors to such difference were the Fund's other non-management fees and transfer agency expense. The Board favorably considered the Adviser's and transfer agent's commitment to developing initiatives designed to reduce their overall fees and expenses. Based on the above-referenced considerations and other factors, the Board concluded that the plans to reduce the Fund's overall fees and expenses and plans for improving the Fund's performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser, and the range of fee rates offered by the Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Sub-Adviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

The Board received information about the Sub-Adviser's affiliation with the Adviser, which explained that the Sub-Adviser's investment management arrangements with related-parties are conducted on an arm's length basis so as to neither advantage nor disadvantage the Sub-Adviser's clients or the related parties.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky

*Members of the Audit Committee

Officers

Keith F. Hartstein
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer

Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Principal distributor

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                          Express mail:
            John Hancock                           John Hancock
            Signature Services, Inc.               Signature Services, Inc.
            1 John Hancock Way, Suite 1000         Mutual Fund Image Operations
            Boston, MA 02217-1000                  529 Main Street
            Charlestown, MA 02129

Phone       Customer service representatives       1-800-225-5291
            24-hour automated information          1-800-338-8080
            TDD line                               1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Core Equity Fund.


250SA  6/05
       8/05

JOHN HANCOCK
U.S. Global Leaders
Growth Fund

6.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 13

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
the stocks of compa-
nies the managers
regard as "U.S.
Global Leaders."

Over the last six months

* Stocks held steady amid contradictory data on the economy, inflation, and interest rates.

* The Fund trailed both the average large-cap growth fund and the S&P 500.

* The Fund's holdings in consumer staples and health care posted the best results, while industrial and consumer discretionary stocks lagged.

[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2005." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -4.02% total return for Class A. The second bar represents the -4.35% total return for Class B. The third bar represents the -4.35% total return for Class C. The fourth bar represents the -3.79% total return for Class I and the fifth bar represents the -3.93% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]

Top 10 holdings

 7.0%   Dell, Inc.
 6.3%   Staples, Inc.
 5.5%   Microsoft Corp.
 5.0%   Amgen, Inc.
 4.8%   Medtronic, Inc.
 4.6%   Automatic Data Processing, Inc.
 4.6%   Johnson & Johnson
 4.3%   Coca-Cola Co. (The)
 4.0%   Home Depot, Inc. (The)
 3.9%   Colgate-Palmolive Co.

As a percentage of net assets on June 30, 2005.

BY GEORGE P. FRAISE, GORDON M. MARCHAND, CFA, CIC, AND
ROBERT L. ROHN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders
Growth Fund

The U.S. stock market ended the first half of 2005 about where it started. The lackluster performance of the market was the result of an increasingly uncertain investment environment characterized by mixed economic data, solid but slowing corporate profit growth, escalating oil prices and rising short-term interest rates. Most of the broad stock indexes traded in a relatively narrow range during the period.

Several trends that developed in the second half of 2004 continued in the first six months of 2005. Sector performance grew increasingly narrow; the best-performing sectors in the Standard & Poor's 500 Index, by a wide margin, were energy and utilities. With the exception of a modest rise in health care stocks, every other sector of the index declined. In addition, large-cap growth stocks remained out of favor, underperforming the overall market. The Russell 1000 Growth Index returned -1.72% for the period.

"The U.S. stock market ended the
 first half of 2005 about where
 it started."

Fund performance

For the six months ended June 30, 2005, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of -4.02%, -4.35%, -4.35%, -3.79% and -3.93%, respectively, at net asset value. By comparison, the average large-cap growth fund returned -1.74%, according to Lipper Inc.,1 while the S&P 500 returned -0.81%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The portfolio's underperformance of its Lipper peer group average and the S&P 500 was largely the result of the market's narrow breadth. The Fund did not own any companies in the top-performing energy and utilities sectors because they do not have the investment characteristics we seek; in particular, they do not provide the predictable, sustainable earnings growth that we demand from our portfolio companies. We employ a disciplined, long-term investment approach and do not change our stripes to chase the latest investment theme. Although we sacrifice some short-term performance from time to time, we believe this strategy produces the best results in the long run.

[Photos of George Fraise, Gordon Marchand and Robert Rohn flush right at top of page.]

New additions

On the positive side, the recent underperformance of high-quality, large-cap growth stocks has provided us with more investment opportunities. We added four new stocks to the portfolio in the first six months of 2005. One of these is a company we have followed for years -- eBay, the well-known online auction company. We have always admired eBay's business model and loyal customer base, but only recently did the stock reach a valuation level that we believed was attractive enough to initiate a small position.

"The portfolio's health care stocks
 performed well."

We also added two retailers, Whole Foods Market and Costco, to the portfolio in the first quarter. Whole Foods, the nation's leading supermarket chain specializing in natural and organic foods, provides quality products that command premium prices, giving the company the highest profit margins in the grocery industry. Costco is the top warehouse club operator, with higher sales volume and greater profitability than its competitors.

The most recent addition to the portfolio was Teva Pharmaceuticals, one of the largest generic drugmakers in the world. Our investment in Teva is consistent with our view -- which we expressed in our last annual report -- that the major pharmaceutical companies face an uphill struggle against patent expirations and generic competition in the coming years. These trends should provide substantial growth opportunities for Teva going forward.

Consumer staples and health care stocks hold up best

The best individual performer in the portfolio during the six-month period was Gillette. The consumer products company agreed to be acquired at a significant premium by another portfolio holding, Procter & Gamble. The combined company will be far and away the world's dominant consumer products company. Another top contributor was one of our new holdings, Whole Foods, which reported strong same-store sales growth and better-than-expected earnings.

[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Consumer staples 32%, the second is Information technology 21%, the third is Health care 20%, the fourth is Consumer discretionary 16%, the fifth is Financials 6% and the sixth is Industrials 4%.]

The portfolio's health care stocks performed well. In particular, diversified health care products company Johnson & Johnson and biotechnology firm Genzyme reported above-consensus profits and raised full-year earnings guidance.

[Pie chart at middle of page with heading "Portfolio diversification 2." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

Industrial and consumer discretionary stocks fall behind

United Parcel Service was the weakest performer in the portfolio. The world's largest shipping company -- 6% of U.S. economic growth moves through the UPS network each year -- fell after lowering earnings guidance early in the year.

Starbucks, the world's leading coffee retailer, also posted a negative return during the period. Comparable store sales growth at Starbucks declined from unsustainably high levels, and although it was still better than most retailers, it disappointed some investors. As we mentioned in the last report, we reduced our position in Starbucks during the second half of 2004 because we were concerned about its valuation.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Medtronic followed by an up arrow with the phrase "Medical devices maker reported sold earnings." The second listing is Coca-Cola followed by an up arrow with the phrase "Beverage company began to recover, generating better profits and strong cash flow." The third listing is Dell followed by a down arrow with the phrase "Fund's largest holding declined in line with the overall technology sector."]

Outlook

Our outlook is optimistic. The portfolio consists of high-quality businesses that are expected to grow their earnings at double-digit rates at a time when the economy is slowing and aggregate corporate profit growth is decelerating.

"We also believe that the portfolio's
 valuation is quite attractive."

Since its inception in 1995, the portfolio has produced double-digit earnings growth in every single year, and we expect that winning streak to continue in 2005. On a cash flow basis, portfolio companies are trading at a slight discount to the market. In addition, the price-earnings multiple of the portfolio has contracted markedly over the past five years. During that period, Fund performance has been essentially flat. In contrast, the S&P 500 posted double-digit earnings growth in just four of the last ten years, and even saw negative earnings growth in two of those years. According to analyst estimates, S&P 500 earnings are projected to grow by just 8% in 2005.

We also believe that the portfolio's valuation is quite attractive. Over the past five years, Fund performance has been essentially flat, but the cumulative earnings growth of portfolio companies totaled more than 90%. The cumulative earnings growth of the companies in the S&P 500 over the same time period was just over 30%.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on June 30, 2005.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2005


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                9-29-95      5-20-02      5-20-02      5-20-02       8-5-03

Average annual returns with maximum sales charge (POP)
One year                        -5.11%       -5.83%       -1.86%        0.28%       -0.13%
Five years                      -0.71           --           --           --           --
Since inception                 10.17        -0.52         0.45         1.60         8.09

Cumulative total returns with maximum sales charge (POP)
Six months                      -8.84        -9.13        -5.31        -3.79        -3.93
One year                        -5.11        -5.83        -1.86         0.28        -0.13
Five years                      -3.51           --           --           --           --
Since inception                157.16        -1.61         1.39         5.06        15.97


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

9-29-95        $10,000       $9,500      $10,000
9-30-95         10,000        9,497       10,422
12-31-95        10,673       10,136       11,049
6-30-96         12,083       11,475       12,165
12-31-96        13,122       12,461       13,586
6-30-97         16,468       15,639       16,386
12-31-97        18,459       17,530       18,119
6-30-98         22,594       21,457       21,329
12-31-98        24,363       23,137       23,298
6-30-99         25,930       24,625       26,182
12-31-99        26,284       24,961       28,200
6-30-00         26,658       25,316       28,080
12-31-00        27,375       25,997       25,632
6-30-01         25,252       23,981       23,916
12-31-01        25,505       24,221       22,586
6-30-02         24,292       23,069       19,614
12-31-02        21,805       20,708       17,594
6-30-03         23,625       22,436       19,663
12-31-03        26,000       24,692       22,641
6-30-04         27,112       25,748       23,421
12-31-04        28,214       26,794       25,105
6-30-05         27,079       25,716       23,893

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $27,079 as of June 30, 2005. The second bar represents the same hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge
(POP) and is equal to $25,716 as of June 30, 2005. The third line represents the Standard & Poor's 500 Index and is equal to $23,893 as of June 30, 2005.]

                               Class B      Class C 1    Class I 2    Class R 2
Period beginning               5-20-02      5-20-02      5-20-02       8-5-03
Without sales charge           $10,139      $10,139      $10,506      $11,597
With maximum sales charge        9,839       10,139       10,506       11,597
Index                           11,529       11,529       11,529       12,764


Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A                $959.80                  $6.27
Class B                 956.50                   9.88
Class C                 956.50                   9.88
Class I                 962.10                   4.12
Class R                 960.00                   6.57

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,018.40                  $6.46
Class B               1,014.70                  10.17
Class C               1,014.70                  10.17
Class I               1,020.60                   4.24
Class R               1,018.10                   6.76

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.04%, 2.04%, 0.86% and 1.36% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                      Shares              Value
Common stocks 99.07%                                                                                   $1,747,175,586
(Cost $1,612,191,406)

Air Freight & Logistics 3.88%                                                                              68,454,568
United Parcel Service, Inc. (Class B) (L)                                                     989,800      68,454,568

Asset Management & Custody Banks 3.51%                                                                     61,829,962
State Street Corp. (L)                                                                      1,281,450      61,829,962

Biotechnology 8.10%                                                                                       142,866,414
Amgen, Inc. (I)(L)                                                                          1,452,000      87,787,920
Genzyme Corp. (I)(L)                                                                          916,600      55,078,494

Brewers 3.01%                                                                                              52,976,807
Anheuser-Busch Cos., Inc. (L)                                                               1,157,963      52,976,807

Computer Hardware 6.99%                                                                                   123,190,205
Dell, Inc. (I)(L)                                                                           3,117,950     123,190,205

Data Processing & Outsourced Services 4.59%                                                                81,000,002
Automatic Data Processing, Inc.                                                             1,929,950      81,000,002

Food Distributors 2.92%                                                                                    51,534,560
Sysco Corp. (L)                                                                             1,424,000      51,534,560

Food Retail 2.08%                                                                                          36,591,136
Whole Foods Market, Inc. (L)                                                                  309,308      36,591,136

Health Care Equipment 4.79%                                                                                84,419,047
Medtronic, Inc.                                                                             1,630,026      84,419,047

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                      Shares              Value
Home Entertainment Software 3.83%                                                                         $67,592,340
Electronic Arts, Inc. (I)(L)                                                                1,194,000      67,592,340

Home Improvement Retail 4.03%                                                                              71,136,430
Home Depot, Inc. (The)                                                                      1,828,700      71,136,430

Household Products 7.62%                                                                                  134,366,853
Colgate-Palmolive Co.                                                                       1,380,250      68,888,278
Procter & Gamble Co. (The) (L)                                                              1,241,300      65,478,575

Hypermarkets & Super Centers 6.75%                                                                        119,088,901
Costco Wholesale Corp. (L)                                                                  1,389,000      62,254,980
Wal-Mart Stores, Inc.                                                                       1,179,127      56,833,921

Internet Retail 2.16%                                                                                      38,126,550
eBay, Inc. (I)(L)                                                                           1,155,000      38,126,550

Multi-Line Insurance 3.09%                                                                                 54,507,212
American International Group, Inc.                                                            938,162      54,507,212

Packaged Foods & Meats 3.11%                                                                               54,899,900
Wrigley (Wm.) Jr. Co.                                                                         797,500      54,899,900

Personal Products 1.80%                                                                                    31,774,983
Gillette Co. (The)                                                                            627,592      31,774,983

Pharmaceuticals 7.53%                                                                                     132,821,963
Johnson & Johnson                                                                           1,239,117      80,542,605
Pfizer, Inc.                                                                                  292,261       8,060,558
Teva Pharmaceutical Industries Ltd.,
American Depositary Receipt (Israel)                                                        1,420,000      44,218,800

Restaurants 3.18%                                                                                          56,041,801
Starbucks Corp. (I)(L)                                                                      1,084,820      56,041,801

Soft Drinks 4.34%                                                                                          76,465,125
Coca-Cola Co. (The)                                                                         1,831,500      76,465,125

Specialty Stores 6.27%                                                                                    110,626,005
Staples, Inc. (L)                                                                           5,188,837     110,626,005

Systems Software 5.49%                                                                                     96,864,822
Microsoft Corp.                                                                             3,899,550      96,864,822

See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                             Interest       Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 24.18%                                                                            $426,509,486
(Cost $426,509,486)

Joint Repurchase Agreement 1.01%                                                                           17,813,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 06-30-05 due 07-01-05
(secured by U.S. Treasury Inflation
Indexed Note 1.875% due 07-15-13)                                               2.900%        $17,813      17,813,000


                                                                                               Shares
Cash Equivalents 23.17%                                                                                   408,696,486
AIM Cash Investment Trust (T)                                                             408,696,486     408,696,486

Total investments 123.25%                                                                              $2,173,685,072

Other assets and liabilities, net (23.25%)                                                              ($410,102,961)

Total net assets 100.00%                                                                               $1,763,582,111


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of June 30, 2005.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $2,038,700,892)
including $400,677,201 of securities loaned                    $2,173,685,072
Cash                                                                      332
Receivable for shares sold                                          4,387,647
Dividends and interest receivable                                   1,414,548
Receivable from affiliates                                            148,164
Other assets                                                           65,162

Total assets                                                    2,179,700,925

Liabilities
Payable for shares repurchased                                      5,622,646
Payable upon return of securities loaned                          408,696,486
Payable to affiliates
Management fees                                                     1,150,925
Distribution and service fees                                         134,510
Other                                                                 403,234
Other payables and accrued expenses                                   111,013

Total liabilities                                                 416,118,814

Net assets
Capital paid-in                                                 1,645,033,159
Accumulated net realized loss on investments                      (14,614,087)
Net unrealized appreciation of investments                        134,984,180
Accumulated net investment loss                                    (1,821,141)

Net assets                                                     $1,763,582,111

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($1,250,910,233 [DIV] 46,808,323 shares)                       $26.72
Class B ($225,538,701 [DIV] 8,617,539 shares)                          $26.17
Class C ($275,674,299 [DIV] 10,532,597 shares)                         $26.17
Class I ($8,393,765 [DIV] 311,543 shares)                              $26.94
Class R ($3,065,113 [DIV] 114,886 shares)                              $26.68

Maximum offering price per share
Class A 1 ($26.72 [DIV] 95%)                                           $28.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                          $9,170,367
Interest                                                              400,065
Securities lending                                                    132,597

Total investment income                                             9,703,029

Expenses
Investment management fees                                          5,667,411
Class A distribution and service fees                               1,281,827
Class B distribution and service fees                               1,073,816
Class C distribution and service fees                               1,301,056
Class R distribution and service fees                                   4,788
Class A, B and C transfer agent fees                                1,771,616
Class I transfer agent fees                                             2,042
Class R transfer agent fees                                             1,586
Accounting and legal services fees                                    187,213
Custodian                                                             117,469
Printing                                                              112,096
Registration and filing fees                                          108,431
Miscellaneous                                                          76,121
Professional fees                                                      36,225
Trustees' fees                                                         24,273
Securities lending                                                      6,964
Interest                                                                  146

Total expenses                                                     11,773,080
Less expense reductions                                              (250,781)

Net expenses                                                       11,522,299

Net investment loss                                                (1,819,270)
Realized and unrealized gain (loss)

Net realized gain on investments                                      881,839
Change in net unrealized appreciation
(depreciation) of investments                                     (54,693,783)

Net realized and unrealized loss                                  (53,811,944)

Decrease in net assets from operations                           ($55,631,214)

1 Semiannual period from 1-1-05 through 6-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                    Year            Period
                                                   ended             ended
                                                12-31-04           6-30-05 1
Increase (decrease) in net assets
From operations

Net investment income (loss)                  $2,209,650       ($1,819,270)
Net realized gain                              4,979,677           881,839
Change in net unrealized
appreciation (depreciation)                   71,905,362       (54,693,783)
Increase (decrease) in net assets
resulting from operations                     79,094,689       (55,631,214)

Distributions to shareholders
From net investment income
Class A                                       (2,182,803)               --
Class I                                          (49,706)               --
Class R                                             (907)               --
                                              (2,233,416)               --
From Fund share transactions                 558,269,947       463,132,689

Net assets
Beginning of period                          720,949,416     1,356,080,636

End of period 2                           $1,356,080,636    $1,763,582,111

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

2 Includes distributions in excess of net investment income of $1,871 and accumulated net investment loss of $1,821,141, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                       6-30-00 1   6-30-01 1   6-30-02 1,2   12-31-02 1,3   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                 $25.65      $26.37      $24.98         $24.03         $21.57     $25.72    $27.84
Net investment
income (loss) 5                      (0.07)     (0.14)       (0.09)          0.01             -- 6     0.15        -- 6
Net realized and unrealized
gain (loss) on investments            0.79      (1.25)       (0.86)         (2.47)          4.15       2.04     (1.12)
Total from
investment operations                 0.72      (1.39)       (0.95)         (2.46)          4.15       2.19     (1.12)
Less distributions
From net investment income              --         --           --             --             --      (0.07)       --
Net asset value,
end of period                       $26.37     $24.98       $24.03         $21.57         $25.72     $27.84    $26.72
Total return 7 (%)                    2.81      (5.27)       (3.80) 8      (10.24) 8,9     19.24 8     8.51     (4.02) 8,9

Ratios and supplemental data
Net assets, end of period
(in millions)                          $87        $81         $150           $237           $392       $893    $1,251
Ratio of expenses
to average net assets (%)             1.31       1.38         1.37           1.27 10        1.35       1.32      1.29 10
Ratio of adjusted expenses
to average net assets 11 (%)            --         --         1.40           1.36 10        1.36         --      1.35 10
Ratio of net investment
income (loss) to average
net assets (%)                       (0.23)     (0.54)       (0.36)          0.07 10       (0.02)      0.57     (0.01) 10
Portfolio turnover (%)                  25          3            3              1             15         16        11 12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                        6-30-02 1,13   12-31-02 1,3   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                  $25.81          $24.01         $21.47     $25.41    $27.36
Net investment loss 5                 (0.02)          (0.07)         (0.18)     (0.05)    (0.10)
Net realized and unrealized
gain (loss) on investments            (1.78)          (2.47)          4.12       2.00     (1.09)
Total from
investment operations                 (1.80)          (2.54)          3.94       1.95     (1.19)
Net asset value, end of period       $24.01          $21.47         $25.41     $27.36    $26.17
Total return 7 (%)                    (6.97) 8,9     (10.58) 8,9     18.35 8     7.67     (4.35) 8,9

Ratios and supplemental data
Net assets, end of period
(in millions)                           $12             $73           $164       $208      $226
Ratio of expenses
to average net assets (%)              2.13 10         2.02 10        2.10       2.07      2.04 10
Ratio of adjusted expenses
to average net assets 11 (%)           2.39 10         2.11 10        2.11         --      2.10 10
Ratio of net investment loss
to average net assets (%)             (0.93) 10       (0.67) 10     (0.77)      (0.21)    (0.75) 10
Portfolio turnover (%)                    3               1            15          16        11 12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                        6-30-02 1,13   12-31-02 1,3   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                  $25.81          $24.01         $21.47     $25.41    $27.36
Net investment loss 5                 (0.02)          (0.07)         (0.18)     (0.04)    (0.10)
Net realized and unrealized
gain (loss) on investments            (1.78)          (2.47)          4.12       1.99     (1.09)
Total from
investment operations                 (1.80)          (2.54)          3.94       1.95     (1.19)
Net asset value, end of period       $24.01          $21.47         $25.41     $27.36    $26.17
Total return 7 (%)                    (6.97) 8,9     (10.58) 8,9     18.35 8     7.67     (4.35) 8,9

Ratios and supplemental data
Net assets, end of period
(in millions)                            $6             $49           $160       $246      $276
Ratio of expenses
to average net assets (%)              2.12 10         2.02 10        2.10       2.07      2.04 10
Ratio of adjusted expenses
to average net assets 11 (%)           2.38 10         2.11 10        2.11         --      2.10 10
Ratio of net investment loss
to average net assets (%)             (0.96) 10       (0.67) 10      (0.77)     (0.17)    (0.75) 10
Portfolio turnover (%)                    3               1             15         16        11 12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


Period ended                        6-30-02 1,13   12-31-02 1,3   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                  $25.81          $24.04         $21.60     $25.87    $28.00
Net investment income 5                0.01            0.02           0.10       0.25      0.06
Net realized and unrealized
gain (loss) on investments            (1.78)          (2.46)          4.17       2.06     (1.12)
Total from
investment operations                 (1.77)          (2.44)          4.27       2.31     (1.06)
Less distributions
From net investment income               --              --             --      (0.18)       --
Net asset value, end of period       $24.04          $21.60         $25.87     $28.00    $26.94
Total return 7 (%)                    (6.86) 8,9     (10.15) 8,9     19.77       8.94     (3.79) 8,9

Ratios and supplemental data
Net assets, end of period
(in millions)                            $5              $6             $5         $8        $8
Ratio of expenses
to average net assets (%)              0.91 10         1.11 10        0.90       0.90      0.86 10
Ratio of adjusted expenses
to average net assets 11 (%)           1.17 10         1.20 10          --         --      0.92 10
Ratio of net investment income
to average net assets (%)              0.21 10         0.22 10        0.43       0.94      0.43 10
Portfolio turnover (%)                    3               1             15         16        11 12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES


Period ended                                12-31-03 13     12-31-04     6-30-05 4
Per share operating performance
Net asset value,
beginning of period                           $23.02          $25.68      $27.77
Net investment income (loss) 5                 (0.04)           0.16       (0.01)
Net realized and unrealized
gain (loss) on investments                      2.70            1.95       (1.08)
Total from
investment operations                           2.66            2.11       (1.09)
Less distributions
From net investment income                        --           (0.02)         --
Net asset value, end of period                $25.68          $27.77      $26.68
Total return 7 (%)                             11.56 9          8.20       (3.93) 8,9

Ratios and supplemental data
Net assets, end of period
(in millions)                                     -- 14           $2          $3
Ratio of expenses
to average net assets (%)                       1.75 10         1.53        1.36 10
Ratio of adjusted expenses
to average net assets 11 (%)                      --              --        1.42 10
Ratio of net investment income (loss)
to average net assets (%)                      (0.42) 10        0.60       (0.10) 10
Portfolio turnover (%)                            15              16          11 12

1 Audited by previous auditor.

2 Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth
  Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

4 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

5 Based on the average of the shares outstanding.

6 Less than $0.01 per share.

7 Assumes dividend reinvestment and does not reflect the effect of sales charges.

8 Total returns would have been lower had certain expenses not been reduced during the periods shown.

9 Not annualized.

10 Annualized.

11 Does not take into consideration expense reductions during the periods shown.

12 Excludes merger activity.

13 Class B, Class C and Class I shares began operations on 5-20-02. Class
   R shares began operations on 8-5-03.

14 Less than $500,000.


See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains

(losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2005, the Fund loaned securities having a market value of $400,677,201 collateralized by cash in the amount of $408,696,486. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,187,500 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2007 -- $1,060,677, December 31, 2008 -- $1,608,586, December 31, 2009 -- $651,190 and December 31,
2011 -- $8,867,047.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $2,233,416. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,000,000,000 of the Fund's average daily net asset value, (b) 0.70% of the next $3,000,000,000 and (c) 0.65% of the Fund's average daily net asset value in excess of $5,000,000,000. The Adviser has a subadvisory agreement with Sustainable Growth Advisers, LP. The Fund is not respon sible for payment of subadvisory fees.

Effective April 9, 2005, the Adviser has agreed to limit the Fund's total expenses, excluding transfer agent fees and distribution and service fees, to 0.79% of the Fund's average daily net asset value, on an annual basis, and total operating expenses on Class A, Class B and Class C shares to 1.32%, 2.07% and 2.07%, respectively, of each classes's average daily net asset value, at least until April 30, 2006. Accordingly, the expense reductions related to this total expense limitation amounted to $244,064 and there were no class-specific total expense reductions during the period ended June 30, 2005. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2005, JH Funds received net up-front sales charges of $1,162,860 with regard to sales of Class A shares. Of this amount, $176,252 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $897,762 was paid as sales commissions to unrelated broker-dealers and $88,846 was paid as sales commissions to sales personnel of Signator Investors, Inc.

("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2005, CDSCs received by JH Funds amounted to $255,236 for Class B shares and $28,124 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Effective April 9, 2005, Signature Services has agreed to limit the Class A, Class B and Class C transfer agent fees to 0.28% of each respective class's average daily net asset value, until April 30, 2006. There were no expense reductions related to this transfer agent fee limitation during the period ended June 30, 2005. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $6,717 for the period ended June 30, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $187,213. The Fund also paid the Adviser the amount of $745 for certain publishing services, included in the printing fees and the amount of $19,340 for certain compliance costs, in cluded in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-04          Period ended 6-30-05 1
                              Shares          Amount        Shares          Amount
Class A shares
Sold                      21,469,197    $576,741,743    14,621,710    $392,657,630
Issued in reorganization          --              --     4,738,822     125,153,709
Distributions reinvested      74,630       2,057,537            --              --
Repurchased               (4,737,384)   (124,627,708)   (4,617,570)   (124,266,982)
Net increase              16,806,443    $454,171,572    14,742,962    $393,544,357

Class B shares
Sold                       2,656,112     $68,690,740     1,039,178     $27,484,675
Issued in reorganization          --              --     1,154,868      29,922,515
Repurchased               (1,521,967)    (39,244,781)   (1,167,343)    (30,813,115)
Net increase               1,134,145     $29,445,959     1,026,703     $26,594,075

Class C shares
Sold                       3,872,799    $100,379,401     2,287,233     $60,609,767
Issued in reorganization          --              --        96,136       2,491,009
Repurchased               (1,143,880)    (29,539,337)     (857,723)    (22,648,231)
Net increase               2,728,919     $70,840,064     1,525,646     $40,452,545

Class I shares
Sold                         220,096      $5,842,198       158,838      $4,317,851
Distributions reinvested       1,033          28,651            --              --
Repurchased                 (127,814)     (3,428,641)     (124,437)     (3,311,332)
Net increase                  93,315      $2,442,208        34,401      $1,006,519

Class R shares
Sold                          63,342      $1,671,427        85,517      $2,268,919
Distributions reinvested          33             907            --              --
Repurchased                  (11,238)       (302,190)      (27,361)       (733,726)
Net increase                  52,137      $1,370,144        58,156      $1,535,193

Net increase              20,814,959    $558,269,947    17,387,868    $463,132,689

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2005 aggregated $633,349,821 and $158,974,637, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes, was $2,041,924,201. Gross unrealized appreciation and depreciation of investments aggregated $158,927,037 and $27,166,166, respectively, resulting in net unrealized appreciation of $131,760,871. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reorganization

On March 23, 2005, the shareholders of John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Large Cap Growth Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,738,822 Class A shares, 1,154,868 Class B shares and 96,136 Class C shares of the Fund for the net assets of the Large Cap Growth Fund, which amounted to $125,153,709, $29,922,515 and $2,491,009 for Class A, Class B and Class C shares of the Large Cap Growth Fund, respectively, including the total of $5,342,089 of unrealized appreciation, after the close of business on April 8, 2005.

Board Consideration
of and Continuation
of Investment
Advisory Agreement
and Sub-Advisory
Agreement:
John Hancock U.S.
Global Leaders
Growth Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Capital Series (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of: (i) the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser"), and (ii) the sub-advisory agreement with Sustainable Growth Advisers, LP (the "Sub-Adviser") for the John Hancock U.S. Global Leaders Growth Fund (the "Fund"). The investment advisory agreement with the Advisor and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the "Advisory Agreements."

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Indepen dent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's and Sub-Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's and Sub-Adviser's compliance department,
(vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a repre sentative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than the median and average performance of its Universe and one of its benchmark indices, the Lipper Large-Cap Growth Funds Index, for the time periods under review. The Board also noted that, except for the most recent time period, the Fund's performance was higher than or not appreciably below its other benchmark index, the S&P 500 Index.

Investment Advisory
Fee and Sub-Advisory
Fee Rates

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was slightly higher than the median rate of the Peer Group, but was not appreciably so. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than that of the Peer Group and was lower than the total operating expense ratio of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Sub-Adviser, which is not affiliated with the Adviser. The Board considered that the Sub-Advisory Rate paid to the Sub-Adviser had been negotiated by the Adviser on an arm's length basis and that the Sub-Adviser's separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate in addition to the existing breakpoints applicable to the Sub-Advisory Agreement Rate.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Sub-Adviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Greater China Opportunities Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund
                      Technology Leaders Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information --
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky

*Members of the Audit Committee

Officers

Keith F. Hartstein
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer

Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser

Sustainable Growth
Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard,  Suite 1310
Stamford, CT 06901

Principal distributor

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                         Express mail:
             John Hancock                          John Hancock
             Signature Services, Inc.              Signature Services, Inc.
             1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
             Boston, MA 02217-1000                 529 Main Street
             Charlestown, MA 02129

Phone        Customer service representatives      1-800-225-5291
             24-hour automated information         1-800-338-8080
             TDD line                              1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock U.S.
Global Leaders Growth Fund.


260SA  6/05
       8/05

JOHN HANCOCK
Classic Value Fund

6.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 13

For more information
page 29


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by invest
ing at least 80% of
its assets in domes
tic equity securities
that the subadviser
believes are cur
rently undervalued
relative to the
market, based on
estimated future
earnings and
cash flow.

Over the last six months

* Stocks were largely unchanged as mixed economic data and growing uncertainty held the market in check.

* The Fund outperformed both its peer group and its large-cap value benchmark.

* Health care and industrial stocks were the top contributors to Fund performance, while consumer and financial stocks lagged.

[Bar chart with heading "John Hancock Classic Value Fund." Under the heading is a note that reads "Fund performance for the six months ended June 20, 2005." The chart is scaled in increments of 2% with 0% at the bottom and 4% at the top. The first bar represents the 2.35% total return for Class A. The second bar represents the 1.97% total return for Class B. The third bar represents the 1.97% total return for Class C. The fourth bar represents the 2.56% total return for Class I and the fourth bar represents the 2.22% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]

Top 10 holdings

 4.3%   Whirlpool Corp.
 4.1%   Hewlett-Packard Co.
 4.1%   MetLife, Inc.
 4.1%   TJX Cos., Inc. (The)
 4.1%   Johnson Controls, Inc.
 4.0%   XL Capital Ltd. (Class A)
 3.7%   Morgan Stanley
 3.5%   Torchmark Corp.
 3.5%   Union Pacific Corp.
 3.5%   Boeing Co. (The)

As a percentage of net assets on June 30, 2005.

BY THE PORTFOLIO MANAGEMENT TEAM AT PZENA INVESTMENT
MANAGEMENT, LLC

MANAGERS'
REPORT

JOHN HANCOCK
Classic Value Fund

U.S. stocks were largely unchanged overall in the first half of 2005. The market was held in check by a series of contradictions -- economic and profit growth that is slowing after two strong years, but still increasing at a moderate rate; soaring oil prices but otherwise tame inflation; and higher short-term interest rates but falling long-term rates. Mid-cap stocks posted the best results, while large-cap stocks were flat and small-cap shares declined.

As we have mentioned in past reports, the outperformance of value stocks in recent years has led to a narrowing gap between the valuations of the least expensive segment of the stock market and the market as a whole. Value stocks continued to outpace growth across all market capitalizations in the first six months of 2005, further compressing valuations. The Russell 3000 Value Index returned 1.69%, while the Russell 3000 Growth Index returned -1.88%.

"U.S. stocks were largely
 unchanged overall in the
 first half of 2005."

Fund performance

For the six months ended June 30, 2005, John Hancock Classic Value Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 2.35%, 1.97%, 1.97%, 2.56% and 2.22%, respectively, at net asset value. The Fund outperformed the 0.39% return of the average large value fund according to Morningstar, Inc. 1, and the 1.76% return of the Russell 1000 Value Index. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's outperformance of both its Morningstar peer group and benchmark index is especially noteworthy considering that the portfolio had very little exposure to the energy and utilities sectors, which were the best-performing sectors of the market, but carry premium valuations.

Fund strategy

We select our investments from a universe of the 500 largest U.S. stocks, with a focus on the most undervalued segment. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage.

"The portfolio's health care stocks
 were the best performers during the
 period..."

Health care stocks lead the way

The portfolio's health care stocks were the best performers during the period, gaining nearly 25% as a group. Three of the portfolio's top five performance contributors were health care stocks. McKesson, a drug distribution company, posted the best return in the portfolio. McKesson was the first casualty in the wholesale drug industry's struggle transitioning to a fee-for-services business model, but it was also the first company to recover. McKesson exceeded earnings expectations in each of the past three quarters, leading to a sharp rebound in its stock price.

Health care provider CIGNA and hospital operator HCA also performed well during the period. CIGNA reported better-than- expected earnings and boosted its profit projections for 2005 thanks to improving margins, while HCA benefited from bad debt reduction and effective cost controls.

Industrials and technology fare well

Industrial and information technology stocks also contributed positively to portfolio performance. In the industrial sector, airplane manufacturer Boeing continued to be a top performer. A series of new commercial aircraft orders helped Boeing take back market share from Airbus, its primary competitor.

Computer hardware maker Hewlett-Packard (H-P) was the best-performing technology stock in the portfolio. H-P reported solid earnings, replaced its CEO, and stepped up efforts to reduce costs and improve profit margins. Investors applauded the changes and pushed the company's stock price higher.

Consumer and financial stocks disappoint

Consumer stocks posted the weakest returns in the portfolio. Electronics retailer RadioShack suffered the largest decline because of poor results from the company's wireless division, which led to lowered earnings guidance for 2005. Consumer products maker Sara Lee also reduced 2005 earnings expectations amid plans for a significant restructuring. The company will spin off its apparel division and focus on its core businesses of food, beverages and household products.

[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Financials 36%, the second is Consumer discretionary 18%, the third is Health care 11%, the fourth is Information technology 11%, the fifth is Industrials 7%, the sixth is Consumer staples 5%, the seventh is Utilities 3% and the eighth is Energy 2%.]

The portfolio's financial stocks also declined as a group during the period. The most significant detractors were government-sponsored mortgage lenders Fannie Mae and Freddie Mac, which came under pressure from potential legislation that could change their regulatory oversight and place limits on their mortgage portfolios. Based on our evaluation of the political risk, however, we believe that even the worst outcome would be neutral for the stocks, with considerable upside under a less adverse situation. Consequently, we think that Fannie Mae and Freddie Mac are among the most attractively valued investments in the portfolio.

[Pie chart at middle of page with heading "Portfolio diversification 2." The chart is divided into two sections (from top to left): Common stocks 93% and Short-term investments & other 7%.]

Finding opportunities

Although valuation spreads remained narrow overall, we found attractive opportunities in selected segments of the market. One was the auto industry, where the tribulations at General Motors and Ford had a ripple effect throughout the industry. We took advantage of the opportunity to increase our position in Johnson Controls, a parts supplier to the auto industry. Another area of opportunity was the retail sector, which struggled as consumer confidence weakened. We added automotive chain AutoZone to the portfolio and boosted our holdings of TJX, parent company of apparel retailer TJ Maxx.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ConocoPhillips followed by an up arrow with the phrase "Soaring oil prices led to higher profits." The second listing is MetLife followed by an up arrow with the phrase "Leading life insurance provider reported better-than-expected earnings in the first quarter." The third listing is Torchmark followed by a down arrow with the phrase "Slowing top line growth impacted valuation."]

The compressed valuations also allowed us to invest in stocks that we usually don't see in the least expensive segment of the market. For example, we added software titan Microsoft to the portfolio during the six-month period, and we also increased our holdings of pharmaceutical giant Pfizer after initiating a position in the stock in late 2004.

"We continue to believe that the stock
 market is reasonably valued."

Outlook

We continue to believe that the stock market is reasonably valued. The valuation compression has limited the depth of value in the market, but we continue to find attractive individual investment opportunities. The portfolio remains conservatively positioned, with a diverse group of stocks, a relatively high average market capitalization and a reduced risk profile.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on June 30, 2005.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2005


                              Class A 1     Class B     Class C      Class I 2    Class R 2
Inception date                6-24-96     11-11-02     11-11-02     11-11-02       8-5-03

Average annual returns with maximum sales charge (POP)
One year                         4.91%        4.60%        8.60%       10.88%       10.13%
Five years                      16.13           --           --           --           --
Since inception                 12.27        20.67        21.50        22.90        18.79

Cumulative total returns with maximum sales charge (POP)
Six months                      -2.77        -3.03         0.97         2.56         2.22
One year                         4.91         4.60         8.60        10.88        10.13
Five years                     111.20           --           --           --           --
Since inception                183.93        63.99        66.99        72.11        38.80

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective November 8, 2002, shareholders of the former Pzena Focused
  Value Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                        Index 2
             Cum Value    Cum Value      Index 1   Russell 1000
               of $10K      of $10K      S&P 500          Value
Plot Date     (No Load)     (W/Load)       Index          Index

6-24-96        $10,000       $9,500      $10,000        $10,000
6-30-96          9,910        9,411       10,038         10,008
12-31-96        11,067       10,510       11,211         11,327
6-30-97         12,721       12,081       13,521         13,330
12-31-97        13,786       13,092       14,951         15,312
6-30-98         14,797       14,052       17,600         17,173
12-31-98        13,004       12,349       19,224         17,705
6-30-99         15,052       14,294       21,605         19,984
12-31-99        13,042       12,385       23,269         19,006
6-30-00         13,452       12,775       23,171         18,202
12-31-00        17,721       16,829       21,151         20,339
6-30-01         19,210       18,243       19,734         20,083
12-31-01        20,036       19,028       18,637         19,202
6-30-02         20,108       19,096       16,185         18,285
12-31-02        18,760       17,815       14,518         16,221
6-30-03         21,336       20,262       16,225         18,098
12-31-03        25,561       24,274       18,683         21,093
6-30-04         27,074       25,711       19,326         21,923
12-31-04        29,212       27,742       20,716         24,572
6-30-05         29,897       28,393       20,531         25,074

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Classic Value Fund, without sales charge (NAV) and is equal to $29,897 as of June 30, 2005. The second line represents the same hypothetical $10,000 investment made in the John Hancock Classic Value Fund, with sales charge (POP) and is equal to $28,393 as of June 30, 2005. The third line represents the Russell 1000 Value Index and is equal to $25,074 as of June 30, 2005. The fourth line represents the Standard & Poor's 500 Index and is equal to $20,531 as of June 30, 2005.]

                               Class B      Class C 1    Class I 2    Class R 2
Period beginning              11-11-02     11-11-02     11-11-02       8-5-03
Without sales charge           $16,699      $16,699      $17,211      $13,880
With maximum sales charge       16,399       16,699       17,211       13,880
Index 1                         14,252       14,252       14,252       12,764
Index 2                         15,887       15,887       15,887       13,808

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index - Index 1 - is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Value Index - Index 2 - is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,023.50                  $6.64
Class B               1,019.70                  10.38
Class C               1,019.70                  10.38
Class I               1,025.60                   4.47
Class R               1,022.20                   7.97

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,018.23                  $6.62
Class B               1,014.52                  10.35
Class C               1,014.51                  10.36
Class I               1,020.38                   4.46
Class R               1,016.91                   7.95

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.07%, 2.07%, 0.89% and 1.59% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 93.10%                                                                                   $3,033,471,159
(Cost $2,760,182,591)

Aerospace & Defense 3.46%                                                                                 112,831,950
Boeing Co. (The) (L)                                                                        1,709,575     112,831,950

Apparel Retail 4.12%                                                                                      134,281,728
TJX Cos., Inc. (The) (L)                                                                    5,514,650     134,281,728

Auto Parts & Equipment 7.15%                                                                              233,086,985
AutoZone, Inc. (I)(L)                                                                         709,075      65,561,074
Johnson Controls, Inc. (L)                                                                  2,363,950     133,161,304
Magna International, Inc. (Class A) (Canada)                                                  488,550      34,364,607

Computer & Electronics Retail 2.13%                                                                        69,239,490
RadioShack Corp. (L)                                                                        2,988,325      69,239,490

Computer Hardware 4.12%                                                                                   134,352,597
Hewlett-Packard Co. (L)                                                                     5,714,700     134,352,597

Data Processing & Outsourced Services 0.56%                                                                18,263,322
Computer Sciences Corp. (I)                                                                   417,925      18,263,322

Diversified Banks 1.29%                                                                                    42,163,655
Comerica, Inc.                                                                                729,475      42,163,655

Diversified Financial Services 3.40%                                                                      110,605,275
Citigroup, Inc.                                                                             2,392,500     110,605,275

Electric Utilities 2.34%                                                                                   76,163,100
Wisconsin Energy Corp.                                                                      1,952,900      76,163,100

Health Care Distributors 4.02%                                                                            130,902,411
AmerisourceBergen Corp. (L)                                                                   561,725      38,843,284
McKesson Corp.                                                                              2,055,350      92,059,127

Health Care Facilities 1.62%                                                                               52,742,769
HCA, Inc.                                                                                     930,700      52,742,769

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Household Appliances 4.32%                                                                               $140,772,116
Whirlpool Corp. (L)                                                                         2,007,875     140,772,116

Insurance Brokers 2.01%                                                                                    65,592,906
Aon Corp. (L)                                                                               2,619,525      65,592,906

Integrated Oil & Gas 2.38%                                                                                 77,466,304
BP Plc, American Depositary Receipt (ADR) (United Kingdom)                                    785,925      49,026,001
ConocoPhillips                                                                                494,700      28,440,303

Investment Banking & Brokerage 3.70%                                                                      120,600,983
Morgan Stanley                                                                              2,298,475     120,600,983

Life & Health Insurance 7.62%                                                                             248,243,795
MetLife, Inc. (L)                                                                           2,988,175     134,288,585
Torchmark Corp. (L)                                                                         2,183,050     113,955,210

Managed Health Care 2.18%                                                                                  71,100,029
CIGNA Corp.                                                                                   664,300      71,100,029

Multi-Line Insurance 2.94%                                                                                 95,801,625
Loews Corp.                                                                                 1,236,150      95,801,625

Multi-Utilities & Unregulated Power 0.53%                                                                  17,267,653
SCANA Corp.                                                                                   404,300      17,267,653

Packaged Foods & Meats 3.46%                                                                              112,714,938
Sara Lee Corp.                                                                              5,689,800     112,714,938

Pharmaceuticals 3.66%                                                                                     119,262,666
Bristol-Myers Squibb Co. (L)                                                                2,423,650      60,542,777
Pfizer, Inc.                                                                                2,129,075      58,719,889

Property & Casualty Insurance 5.95%                                                                       193,996,438
Allstate Corp. (The)                                                                        1,087,875      65,000,531
XL Capital Ltd. (Class A) (Cayman Islands) (L)                                              1,733,350     128,995,907

Railroads 3.50%                                                                                           113,866,560
Union Pacific Corp. (L)                                                                     1,757,200     113,866,560

Specialized Finance 2.68%                                                                                  87,218,357
CIT Group, Inc.                                                                             2,029,750      87,218,357

Systems Software 6.05%                                                                                    196,968,678
Computer Associates International, Inc. (L)                                                 4,055,750     111,452,010
Microsoft Corp.                                                                             3,442,700      85,516,668

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Thrifts & Mortgage Finance 6.60%                                                                         $215,143,744
Fannie Mae (L)                                                                              1,654,975      96,650,540
Freddie Mac                                                                                 1,541,800     100,571,614
PHH Corp. (I)                                                                                  98,376       2,530,231
Radian Group, Inc.                                                                            325,950      15,391,359

Tobacco 1.31%                                                                                              42,821,085
Altria Group, Inc.                                                                            662,250      42,821,085


                                                                          Interest          Par value
Issuer, description, maturity date                                        rate                  (000)          Value
Short-term investments 17.13%                                                                           $558,369,039
(Cost $558,369,039)

Joint Repurchase Agreement 5.97%                                                                         194,734,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley -- Dated
6-30-05 due 7-1-05 (secured by U.S. Treasury
Inflation Indexed Note 1.875% due 7-15-13)                                2.900%             $194,734    194,734,000


                                                                                               Shares
Cash Equivalents 11.16%                                                                                  363,635,039
AIM Cash Investment Trust (T)                                                             363,635,039    363,635,039

Total investments 110.23%                                                                             $3,591,840,198

Other assets and liabilities, net (10.23%)                                                             ($333,483,373)

Total net assets 100.00%                                                                              $3,258,356,825

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of June 30, 2005.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $3,318,551,630)
including $356,504,940 of securities loaned                    $3,591,840,198
Cash                                                                   15,000
Receivable for investments sold                                     7,204,982
Receivable for shares sold                                         27,027,431
Dividends and interest receivable                                   4,276,044
Receivable from affiliates                                            104,222
Other assets                                                           38,301

Total assets                                                    3,630,506,178

Liabilities
Payable for shares repurchased                                      5,474,136
Payable upon return of securities loaned                          363,635,039
Payable to affiliates
Management fees                                                     2,201,050
Distribution and service fees                                         221,438
Other                                                                 398,937
Other payables and accrued expenses                                   218,753

Total liabilities                                                 372,149,353

Net assets
Capital paid-in                                                 2,959,578,277
Accumulated net realized gain on investments                       18,976,651
Net unrealized appreciation of investments                        273,288,568
Accumulated net investment income                                   6,513,329

Net assets                                                     $3,258,356,825

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($2,027,039,863 [DIV] 86,069,918 shares)                       $23.55
Class B ($252,235,369 [DIV] 10,807,927 shares)                         $23.34
Class C ($603,587,757 [DIV] 25,861,637 shares)                         $23.34
Class I ($369,025,496 [DIV] 15,609,411 shares)                         $23.64
Class R ($6,468,340 [DIV] 274,930 shares)                              $23.53

Maximum offering price per share
Class A 1 ($23.55 [DIV] 95%)                                           $24.79

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                         $23,889,834
Securities lending                                                  1,532,451
Interest                                                              180,161

Total investment income                                            25,602,446

Expenses
Investment management fees                                         10,936,043
Class A distribution and service fees                               1,962,367
Class B distribution and service fees                               1,100,866
Class C distribution and service fees                               2,462,985
Class R distribution and service fees                                  11,395
Class A, B and C transfer agent fees                                2,096,054
Class I transfer agent fees                                            71,491
Class R transfer agent fees                                             4,553
Accounting and legal services fees                                    329,662
Registration and filing fees                                          224,350
Custodian fees                                                        189,949
Miscellaneous                                                         106,235
Printing                                                               67,878
Trustees' fees                                                         46,811
Professional fees                                                      39,605
Securities lending fees                                                 9,226

Total expenses                                                     19,659,470
Less expense reductions                                              (570,570)

Net expenses                                                       19,088,900

Net investment income                                               6,513,546

Realized and unrealized gain

Net realized gain on investments                                   17,180,712
Change in net unrealized appreciation
(depreciation) of investments                                      63,126,301

Net realized and unrealized gain                                   80,307,013

Increase in net assets from operations                            $86,820,559

1 Semiannual period from 1-1-05 through 6-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                      Year           Period
                                                     ended            ended
                                                  12-31-04          6-30-05 1
Increase (decrease) in net assets
From operations

Net investment income                           $5,908,211       $6,513,546

Net realized gain                                7,784,764       17,180,712
Change in net unrealized
appreciation (depreciation)                    171,703,937       63,126,301

Increase in net assets resulting
from operations                                185,396,912       86,820,559

Distributions to shareholders
From net investment income
Class A                                         (4,445,062)              --
Class I                                         (1,504,437)              --
From net realized gain
Class A                                         (3,589,564)              --
Class B                                           (589,596)              --
Class C                                         (1,248,113)              --
Class I                                           (582,031)              --
Class R                                             (6,292)              --
                                               (11,965,095)              --
From Fund share transactions                 1,583,886,480    1,117,323,584

Net assets
Beginning of period                            296,894,385    2,054,212,682

End of period 2                             $2,054,212,682   $3,258,356,825

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

2 Accumulated (distributions in excess of) net investment income of ($217) and $6,513,329, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                 4-30-00 1   4-30-01 1   4-30-02 1   12-31-02 2,3   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                           $11.83      $11.63      $16.08       $18.16         $15.07     $20.27    $23.01
Net investment income 5                        (0.06)       0.02        0.05         0.05           0.20       0.17      0.08
Net realized and unrealized
gain (loss) on investments                      0.19        4.43        2.42        (2.68)          5.25       2.73      0.46
Total from
investment operations                           0.13        4.45        2.47        (2.63)          5.45       2.90      0.54
Less distributions
From net investment income                        --          --       (0.06)       (0.02)         (0.13)     (0.09)       --
From net realized gain                         (0.33)         --       (0.33)       (0.44)         (0.12)     (0.07)       --
                                               (0.33)         --       (0.39)       (0.46)         (0.25)     (0.16)       --
Net asset value,
end of period                                 $11.63      $16.08      $18.16       $15.07         $20.27     $23.01    $23.55
Total return 6,7 (%)                            1.34       38.26       15.67       (14.00) 8       36.25      14.28      2.35 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $5         $11         $22          $22           $145     $1,223    $2,027
Ratio of expenses
to average net assets (%)                       1.75        1.75        1.25         1.27 9         1.16       1.30      1.32 9
Ratio of adjusted expenses
to average net assets 10 (%)                    2.99        2.81        2.01         2.57 9         1.52       1.40      1.36 9
Ratio of net investment income
to average net assets (%)                      (0.47)       0.22        0.34         0.44 9         1.13       0.81      0.67 9
Portfolio turnover (%)                            50          78          38           47             25         16         9

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                12-31-02 11   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                           $14.11        $15.05     $20.24    $22.89
Net investment income (loss)5                     -- 12       0.07       0.01     (0.01)
Net realized and unrealized
gain on investments                             0.94          5.24       2.71      0.46
Total from
investment operations                           0.94          5.31       2.72      0.45
Less distributions
From net investment income                        --            -- 12      --        --
From net realized gain                            --         (0.12)     (0.07)       --
                                                  --         (0.12)     (0.07)       --
Net asset value, end of period                $15.05        $20.24     $22.89    $23.34
Total return 6,7 (%)                            6.66 8       35.36      13.44      1.97 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $1           $47       $200      $252
Ratio of expenses
to average net assets (%)                       2.10 9        1.91       2.05      2.07 9
Ratio of adjusted expenses
to average net assets 10 (%)                    6.82 9        2.27       2.15      2.11 9
Ratio of net investment income (loss)
to average net assets (%)                      (0.06) 9       0.38       0.03     (0.09) 9
Portfolio turnover (%)                            47            25         16         9

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                12-31-02 11   12-31-03   12-31-04     6-30-05 4
Per share operating performance
Net asset value,
beginning of period                           $14.11        $15.05     $20.24      $22.89
Net investment income (loss)5                     -- 12       0.07       0.01       (0.01)
Net realized and unrealized
gain on investments                             0.94          5.24       2.71        0.46
Total from
investment operations                           0.94          5.31       2.72        0.45
Less distributions
From net investment income                        --            -- 12      --          --
From net realized gain                            --         (0.12)     (0.07)         --
                                                  --         (0.12)     (0.07)         --
Net asset value, end of period                $15.05        $20.24     $22.89      $23.34
Total return 6,7 (%)                            6.66 8       35.36      13.44        1.97 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $1           $82       $423        $604
Ratio of expenses
to average net assets (%)                       2.10 9        1.91       2.05        2.07 9
Ratio of adjusted expenses
to average net assets 10 (%)                    6.82 9        2.26       2.15        2.11 9
Ratio of net investment income (loss)
to average net assets (%)                      (0.10) 9       0.39       0.04       (0.09) 9
Portfolio turnover (%)                            47            25         16           9

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


Period ended                                12-31-02 11   12-31-03   12-31-04   6-30-05 4
Per share operating performance
Net asset value,
beginning of period                           $14.11        $15.08     $20.30    $23.05
Net investment income 5                         0.03          0.27       0.27      0.12
Net realized and unrealized
gain on investments                             0.94          5.26       2.73      0.47
Total from
investment operations                           0.97          5.53       3.00      0.59
Less distributions
From net investment income                        --         (0.19)     (0.18)       --
From net realized gain                            --         (0.12)     (0.07)       --
                                                  --         (0.31)     (0.25)       --
Net asset value, end of period                $15.08        $20.30     $23.05    $23.64
Total return 6,7 (%)                            6.87 8       36.81      14.77      2.56 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $6           $23       $206      $369
Ratio of expenses
to average net assets (%)                       0.77 9        0.76       0.86      0.89 9
Ratio of adjusted expenses
to average net assets 10 (%)                    5.49 9        1.12       1.01      0.98 9
Ratio of net investment income
to average net assets (%)                       1.62 9        1.54       1.25      1.10 9
Portfolio turnover (%)                            47            25         16         9

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                                12-31-03 11   12-31-04   6-30-05 4

Per share operating performance
Net asset value,
beginning of period                           $17.20        $20.27    $23.02
Net investment income 5                         0.05          0.07      0.05
Net realized and unrealized
gain (loss) on investments                      3.24          2.75      0.46
Total from
investment operations                           3.29          2.82      0.51
Less distributions
From net investment income                     (0.10)           --        --
From net realized gain                         (0.12)        (0.07)       --
                                               (0.22)        (0.07)       --
Net asset value, end of period                $20.27        $23.02    $23.53
Total return 6,7 (%)                           19.21 8       13.91      2.22 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                     -- 13         $2        $6
Ratio of expenses
to average net assets (%)                       1.55 9        1.72      1.59 9
Ratio of adjusted expenses
to average net assets 10 (%)                    1.91 9        1.82      1.63 9
Ratio of net investment income
to average net assets (%)                      0.69 9         0.35      0.43 9
Portfolio turnover (%)                           25             16         9

 1 Audited by previous auditors.

 2 Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

 3 Effective 12-31-02, the fiscal year changed from April 30 to December
   31.

 4 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

 5 Based on the average of the shares outstanding.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class B, Class C and Class I shares began operations on 11-1-02. Class
   R shares began operations 8-5-03.

12 Less than $0.01 per share.

13 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Classic Value Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2005, the Fund loaned securities having a market value of $356,504,940 by cash in the amount of $363,635,039. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distribution paid was as follows: ordinary income $6,910,529 and long-term capital gains $5,054,566. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2005, the Fund will pay a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $2,500,000,000 of the Fund's average daily net asset value and (b) 0.825% of the Fund's daily net asset value in excess of $2,500,000,000.

The Adviser had agreed to limit the Fund's total expenses, excluding distribution and service fees and transfer agent fees, to 0.85% of the Fund's average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.29% and Class B and Class C shares to 2.04% of the net asset value of each respective class, until November 8, 2004. Effective November 9, 2004 the Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees and transfer agent fees, to 0.89% of the Fund's average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.33% and Class B and Class C shares to 2.08% of the net asset value of each respective class, on an annual basis, at least until April 30, 2006. Accordingly, the expense reductions related to the total expense limitation amounted to $499,079 and there were no class-specific total expense reductions during the period ended June 30, 2005. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2005, JH Funds received net up-front sales charges of $4,582,562 with regard to sales of Class A shares. Of this amount, $686,858 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,782,111 was paid as sales commissions to unrelated broker-dealers and $113,593 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2005, CDSCs received by JH Funds amounted to $185,277 for Class B shares and $65,913 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services had agreed to limit Class A, Class B and Class C transfer agent fees to 0.19% of each respective class's average daily net asset value until April 30, 2006. There were no expense reductions related to Class A, Class B and Class C transfer agent fees limitation during the period ended June 30, 2005. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services has agreed to waive the Class I transfer agent fee at least until April 30, 2006. Accordingly, the transfer agent expense for Class I shares was reduced by $71,491 for the period ended June 30, 2005. Signature Services reserves the right to terminate these limitations in the future. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions related to this voluntary asset based fee reduction during the period ended June 30, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $329,662. The Fund also paid the Adviser the amount of $622 for certain publishing services, included in the printing fees and the amount of $37,452 for certain compliance costs, included in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-04          Period ended 6-30-05 1
                              Shares          Amount        Shares          Amount
Class A shares
Sold                      50,736,535  $1,078,102,128    39,389,881    $895,588,104
Distributions reinvested     329,044       7,515,371            --              --
Repurchased               (5,080,837)   (109,737,405)   (6,453,838)   (146,655,406)
Net increase              45,984,742    $975,880,094    32,936,043    $748,932,698

Class B shares
Sold                       7,471,628    $157,184,767     3,090,339     $69,655,895
Distributions reinvested      24,118         547,964            --              --
Repurchased               (1,070,786)    (22,481,489)   (1,018,156)    (22,889,113)
Net increase               6,424,960    $135,251,242     2,072,183     $46,766,782

Class C shares
Sold                      15,457,509    $326,156,514     9,081,894    $204,924,078
Distributions reinvested      45,555       1,035,013            --              --
Repurchased               (1,038,952)    (22,235,947)   (1,718,666)    (38,611,523)
Net increase              14,464,112    $304,955,580     7,363,228    $166,312,555

Class I shares
Sold                       8,243,184    $175,710,931     7,522,082    $170,767,457
Distributions reinvested      63,960       1,463,408            --              --
Repurchased                 (522,848)    (11,242,904)     (848,681)    (19,509,185)
Net increase               7,784,296    $165,931,435     6,673,401    $151,258,272

Class R shares
Sold                          94,808      $2,029,238       223,491      $5,050,531
Distributions reinvested         260           5,930            --              --
Repurchased                   (7,856)       (167,039)      (43,992)       (997,254)
Net increase                  87,212      $1,868,129       179,499      $4,053,277

Net increase              74,745,322  $1,583,886,480    49,224,354  $1,117,323,584

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2005, aggregated $1,190,712,088 and $211,605,495, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes, was $3,318,551,630. Gross unrealized appreciation and depreciation of investments aggregated $311,498,418 and $38,209,850, respectively, resulting in net unrealized appreciation of $273,288,568.

Board Consideration
of and Continuation
of Investment
Advisory and Sub-
Advisory Agreement:
John Hancock Classic
Value Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Capital Series (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of: (i) the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser"), and (ii) the sub-advisory agreement with Pzena Investment Management, LLC (the "Sub-Adviser") for the John Hancock Classic Value Fund (the "Fund"). The investment advisory agreement with the Advisor and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the "Advisory Agreements."

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's and Sub-Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's and Sub-Adviser's compliance department,
(vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

Nature, Extent and Quality of Services The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a repre sentative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group. The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and benchmark indices, the Lipper Multi-Cap Value Funds Index and the Russell 1000 Value Index, for the time periods under review.

Investment Advisory
Fee and Sub-Advisory
Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the existing fee waiver/limit arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/limits into account (the "Net Advisory Rate"). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group. The Board noted that although the Advisory Agreement Rate was higher than the median rate of the Peer Group, the Net Advisory Rate was slightly lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than that of the Peer Group and was lower than that of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment manage ment and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Sub-Adviser, which is not affiliated with the Adviser.

The Board considered that the Sub-Advisory Rate paid to the Sub-Adviser had been negotiated by the Adviser on an arm's length basis and that the Sub-Adviser's separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to the addition of breakpoints to the Advisory Agreement Rate besides the existing breakpoints applicable to the Sub-Advisory Agreement Rate.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Sub-Adviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*

William H. Cunningham

Ronald R. Dion

Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky

*Members of the Audit Committee

Officers

Keith F. Hartstein
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer

Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser

Pzena Investment
Management, LLC
120 West 45th Street,
34th Floor
New York, New York 10036

Principal distributor

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                           Express mail:
            John Hancock                            John Hancock
            Signature Services, Inc.                Signature Services, Inc.
            1 John Hancock Way, Suite 1000          Mutual Fund Image Operations
            Boston, MA 02217-1000                   529 Main Street
                                                    Charlestown, MA 02129

Phone       Customer service representatives        1-800-225-5291
            24-hour automated information           1-800-338-8080
            TDD line                                1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

Now available: electronic delivery
www.jhfunds.com/edelivery

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of
the shareholders of John Hancock
Classic Value Fund.


380SA  6/05
       8/05

JOHN HANCOCK
Large Cap
Select Fund

6.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 13

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
equity securities of
large-capitalization
companies with
market capitaliza-
tions in excess of
$5 billion.

Over the last six months

* Large-cap stocks struggled during the first six months of 2005, in response to concerns about high oil prices, interest rates and a potential economic slowdown.

* The Fund's emphasis on high-quality companies detracted from performance as lower-quality companies -- particularly utility and energy stocks -- outperformed.

* Security selection was mostly favorable, although some disappointments emerged.

[Bar chart with heading "John Hancock Large Cap Select Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2005." The chart is scaled in increments of 4% with -8% at the bottom and 0% at the top. The first bar represents the -4.39% total return for Class A. The second bar represents the -4.75% total return for Class B. The third bar represents the -4.75% total return for Class C. The fourth bar represents the -4.17% total return for Class I and the fourth bar represents the -4.44% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]

Top 10 holdings

 4.2%   Procter & Gamble Co. (The)
 4.2%   Wal-Mart Stores, Inc.
 4.2%   General Electric Co.
 4.1%   Home Depot, Inc. (The)
 4.1%   Johnson & Johnson
 3.9%   Automatic Data Processing, Inc.
 3.9%   Berkshire Hathaway, Inc. (Class A)
 3.9%   Sysco Corp.
 3.7%   Omnicom Group, Inc.
 3.7%   Abbott Laboratories

As a percentage of net assets on June 30, 2005.

BY JOHN J. MCCABE AND MARK T. TRAUTMAN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap
Select Fund

Large-cap stocks struggled during the first six months of 2005, hamstrung by investors' concerns over record-high oil prices, rising short-term interest rates and the potential for a global economic slowdown. Against that backdrop, the energy and utility sectors were the only two industry groups that make up the Standard & Poor's 500 Index to post meaningfully positive returns. Lower-quality stocks -- particularly in the energy sector -- outpaced their higher-quality counterparts, buoyed by robust demand from investors seeking value.

Performance

For the six months ended June 30, 2005, John Hancock Large Cap Select Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of -4.39%, -4.75%, -4.75%, -4.17% and -4.44%, respectively, at net asset value. That compared with the -1.20% return of the average large-cap core fund, according to Lipper, Inc.1 and the -0.81% return of the Standard & Poor's 500 Index. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"Large-cap stocks struggled
 during the first six months
 of 2005..."

Performance explained

The key reason why the Fund lagged its Lipper peer group average and the S&P 500 Index stemmed from our adherence to our investment philosophy, which emphasizes high-quality companies with strong business fundamentals, consistent earnings growth over time and stock prices at or below what we view as their estimated fair value. That focus led us to underweight the utility and energy sectors -- both of which outperformed the broader large-cap market by a significant margin. We also avoided lower-quality companies, which outpaced higher-quality companies as investors sought out value in the marketplace.

Leaders and laggards

Most energy companies that are included in the S&P 500 Index are the types of lower-quality companies we tend not to favor. The exception was oil and natural gas giant Exxon Mobil, which is a high-quality energy holding that topped our best-performers list for the period. Fueled by rising energy prices -- crude oil prices continued to set successive new records during the period -- Exxon's stock price rose as its revenues and profits surged. Some of our health-care related holdings also performed well. After being battered by a variety of sector-specific concerns last year, our stake in Abbott Laboratories, Pfizer and Johnson & Johnson posted solid gains, buoyed in part by strong demand from value-oriented investors. PepsiCo also worked out well, continuing to post earnings growth from non-carbonated drink and dominant Frito-Lay divisions.

[Photos of John McCabe and Mark Trautman, flush right at top of page.]

On the flip side, our investments in Harley-Davidson, which was our single best-performing holding in 2004, were the victim of some profit taking, as investors questioned the company's plans to cut production of its brand-name motorcycles. We continued to maintain our holdings in the company because we think it will continue to benefit from its brand equity, strong cash flow and attractively valued share price. Slowing customer demand hurt diversified manufacturer Illinois Tool Works, although we maintained our holdings in it due to its expected still-strong growth rate and excellent leadership. We also were disappointed by our holdings in newspaper publisher Gannett Co., which was beset by declining circulation and lackluster growth in advertising sales. We remain bullish on the stock because we believe Gannett will continue to post attractive growth rates and benefit from its strong cash flow characteristics.

"We made a number of strategic
 changes to the portfolio during
 the period."

Buys and sells

We made a number of strategic changes to the portfolio during the period. On the buy side, we added Cisco Systems. After rising exponentially during the Internet boom years, the stock's price had fallen back to a far more attractive valuation in the first quarter when we began to buy it. We also liked the fact that the company is laden with cash, has a debt-free balance sheet and appealing free cash flow. In addition to its leading position in network equipment, we were also attracted to the growth prospects of its advanced technologies division, which includes Internet telephony, home networking, wireless technology and security. American International Group (AIG) was another recent addition to the Fund. We added the stock after the company had resolved legal and regulatory issues stemming from its relationship with Marsh & McLennan, but before an investigation into the company's reinsurance business, which caused its stock price to tumble. We have maintained our position in AIG because we believe that the company's business has not been permanently impaired and feel that its value will ultimately be recognized as the new management team addresses the outstanding issues. Another addition was Merrill Lynch, which we also purchased at what we felt were attractive valuations and dividend yields given its prospects for growth.

[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Consumer staples 27%, the second is Financials 19%, the third is Consumer discretionary 14%, the fourth is Information technology 14%, the fifth is Health care 11%, the sixth is Industrials 9% and the seventh is Energy 3%.]

[Pie chart at middle of page with heading "Portfolio diversification 2." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

Among the companies we sold during the period were General Dynamics, which we eliminated in recognition of its recent strong share price gains and our concerns that some of its businesses may suffer if the economy slows, as we expect it to. We also sold our stake in Wendy's International after a period of respectable gains from its stock price and in light of our concerns over weakening same-store sales at the Wendy's chain and continued struggles at its Baja Fresh restaurants. After owning shares of Cardinal Health for just under a year, we eliminated them from the portfolio as we became concerned about the transition of the health care distribution to a fee-for-service business model.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Exxon Mobil followed by an up arrow with the phrase "Rising oil prices fuel profitability." The second listing is Abbott followed by an up arrow with the phrase "Improved results from pharmaceutical and medical products groups." The third listing is Harley-Davidson followed by a down arrow with the phrase "Investors concerned about production cuts, slower growth."]

Outlook

As we enter the second half of 2005, the economy appears to be entering a period of slower growth. If that is the case, the Fund's focus on high-quality companies with stable earnings growth could begin to show its merit. The companies in our portfolio have continued to produce attractive fundamental growth. We are confident that the market will ultimately recognize this with improved valuations. We believe that the price/value balance is very attractive in our area of the market, especially given the prospects of a slowing economy.

"We believe that the price/value
 balance is very attractive in our area
 of the market, especially given the
 prospects of a slowing economy."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on June 30, 2005

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2005

                              Class A 1    Class B      Class C      Class I 2    Class R 2
Inception date               12-31-64      8-25-03      8-25-03      8-25-03      11-3-03

Average annual returns with maximum sales charge (POP)
One year                        -7.46%       -8.11%       -4.29%       -2.21%       -2.53%
Five years                       0.04           --           --           --           --
Ten years                        8.84           --           --           --           --
Since inception                    --         2.65         4.75         5.94         2.92

Cumulative total returns with maximum sales charge (POP)
Six months                      -9.17        -9.51        -5.70        -4.17        -4.44
One year                        -7.46        -8.11        -4.29        -2.21        -2.53
Five years                       0.21           --           --           --           --
Ten years                      133.34           --           --           --           --
Since inception                    --         4.96         8.96        11.25         4.89

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective August 22, 2003, shareholders of the former M.S.B. Fund, Inc.
  became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

7-1-95         $10,000       $9,500      $10,000
7-31-95         10,390        9,870       10,332
12-31-95        11,112       10,556       11,445
6-30-96         12,380       11,761       12,600
12-31-96        13,466       12,792       14,072
6-30-97         15,523       14,746       16,972
12-31-97        17,355       16,486       18,767
6-30-98         20,014       19,013       22,091
12-31-98        22,813       21,672       24,131
6-30-99         23,970       22,771       27,119
12-31-99        24,134       22,927       29,208
6-30-00         23,287       22,122       29,084
12-31-00        25,504       24,228       26,549
6-30-01         23,671       22,487       24,771
12-31-01        24,553       23,325       23,393
6-30-02         23,050       21,896       20,315
12-31-02        20,852       19,808       18,223
6-30-03         21,630       20,548       20,366
12-31-03        24,428       23,206       23,451
6-30-04         25,211       23,949       24,258
12-31-04        25,691       24,406       26,003
6-30-05         24,563       23,334       25,792

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,792 as of June 30, 2005. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, without sales charge (NAV) and is equal to $24,563 as of June 30, 2005. The third line represents the same hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, with sales charge (POP) and is equal to $23,334 as of June 30, 2005.]

                               Class B      Class C 1    Class I 2    Class R 2
Period beginning               8-25-03      8-25-03      8-25-03      11-3-03
Without sales charge           $10,896      $10,896      $11,125      $10,489
With maximum sales charge       10,496       10,896       11,125       10,489
Index                           12,386       12,386       12,386       11,585

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A                $956.10                  $6.64
Class B                 952.50                  10.26
Class C                 952.50                  10.26
Class I                 958.30                   4.61
Class R                 955.60                   7.37

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on December 31, 2004, with the same investment held until June 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 12-31-04         on 6-30-05          ended 6-30-05 1

Class A              $1,018.01                  $6.85
Class B               1,014.29                  10.58
Class C               1,014.29                  10.58
Class I               1,020.08                   4.76
Class R               1,017.25                   7.61

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.37%, 2.12%, 2.12%, 0.95% and 1.52% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 97.38%                                                                                      $73,214,620
(Cost $59,575,598)

Advertising 3.72%                                                                                           2,795,100
Omnicom Group, Inc.                                                                            35,000       2,795,100

Asset Management & Custody Banks 3.53%                                                                      2,653,750
State Street Corp.                                                                             55,000       2,653,750

Brewers 3.35%                                                                                               2,516,250
Anheuser-Busch Cos., Inc. (L)                                                                  55,000       2,516,250

Communications Equipment 3.30%                                                                              2,484,300
Cisco Systems, Inc. (I)                                                                       130,000       2,484,300

Consumer Finance 2.83%                                                                                      2,129,200
American Express Co.                                                                           40,000       2,129,200

Data Processing & Outsourced Services 7.38%                                                                 5,547,000
Automatic Data Processing, Inc.                                                                70,000       2,937,900
First Data Corp.                                                                               65,000       2,609,100

Diversified Commercial Services 2.57%                                                                       1,930,000
Cintas Corp. (L)                                                                               50,000       1,930,000

Diversified Financial Services 3.38%                                                                        2,542,650
Citigroup, Inc.                                                                                55,000       2,542,650

Food Distributors 3.85%                                                                                     2,895,200
SYSCO Corp.                                                                                    80,000       2,895,200

Home Improvement Retail 4.14%                                                                               3,112,000
Home Depot, Inc. (The)                                                                         80,000       3,112,000

Household Products 4.21%                                                                                    3,165,000
Procter & Gamble Co. (The) (L)                                                                 60,000       3,165,000

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Hypermarkets & Super Centers 4.17%                                                                         $3,133,000
Wal-Mart Stores, Inc.                                                                          65,000       3,133,000

Industrial Conglomerates 4.15%                                                                              3,118,500
General Electric Co.                                                                           90,000       3,118,500

Industrial Machinery 2.65%                                                                                  1,992,000
Illinois Tool Works, Inc.                                                                      25,000       1,992,000

Insurance Brokers 3.89%                                                                                     2,922,500
Berkshire Hathaway, Inc. (Class A) (I)                                                             35       2,922,500

Integrated Oil & Gas 3.06%                                                                                  2,298,800
Exxon Mobil Corp.                                                                              40,000       2,298,800

Investment Banking & Brokerage 2.56%                                                                        1,925,350
Merrill Lynch & Co., Inc.                                                                      35,000       1,925,350

Motorcycle Manufacturers 3.63%                                                                              2,728,000
Harley-Davidson, Inc. (L)                                                                      55,000       2,728,000

Multi-Line Insurance 3.09%                                                                                  2,324,000
American International Group, Inc.                                                             40,000       2,324,000

Packaged Foods & Meats 3.66%                                                                                2,753,600
Wrigley (Wm.) Jr. Co. (L)                                                                      40,000       2,753,600

Pharmaceuticals 11.26%                                                                                      8,468,670
Abbott Laboratories                                                                            57,000       2,793,570
Johnson & Johnson                                                                              47,000       3,055,000
Pfizer, Inc.                                                                                   95,000       2,620,100

Publishing 2.84%                                                                                            2,133,900
Gannett Co., Inc.                                                                              30,000       2,133,900

Soft Drinks 7.19%                                                                                           5,410,250
Coca-Cola Co. (The)                                                                            65,000       2,713,750
PepsiCo, Inc.                                                                                  50,000       2,696,500

Systems Software 2.97%                                                                                      2,235,600
Microsoft Corp.                                                                                90,000       2,235,600

See notes to
financial statements.


11


FINANCIAL STATEMENTS

                                                                             Interest       Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 18.60%                                                                             $13,986,791
(Cost $13,986,791)

Joint Repurchase Agreement 2.47%                                                                            1,858,000
Investment in a joint repurchase agreement transaction
with Morgan Stanley -- Dated 6-30-05 due 7-1-05
(secured by U.S. Treasury Inflation Indexed Note 1.875%
due 7-15-13)                                                                    2.900%         $1,858       1,858,000


                                                                                               Shares
Cash Equivalents 16.13%                                                                                    12,128,791
AIM Cash Investment Trust (T)                                                              12,128,791      12,128,791

Total investments 115.98%                                                                                 $87,201,411

Other assets and liabilities, net (15.98%)                                                               ($12,015,035)

Total net assets 100.00%                                                                                  $75,186,376

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of June 30, 2005.

(T) Represents investment of securities lending collateral.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $73,562,389)
including $11,890,972 of securities loaned                        $87,201,411
Cash                                                                      658
Receivable for shares sold                                             67,701
Dividends and interest receivable                                     102,575
Receivable from affiliates                                              6,697
Other assets                                                           18,219

Total assets                                                       87,397,261

Liabilities
Payable for shares repurchased                                          4,376
Payable upon return of securities loaned                           12,128,791
Payable to affiliates
Management fees                                                        47,085
Distribution and service fees                                           4,403
Other                                                                  13,734
Other payables and accrued expenses                                    12,496

Total liabilities                                                  12,210,885

Net assets
Capital paid-in                                                    60,508,536
Accumulated net realized gain on investments                          937,741
Net unrealized appreciation of investments                         13,639,022
Accumulated net investment income                                     101,077

Net assets                                                        $75,186,376

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($60,194,548 [DIV] 3,414,126 shares)                           $17.63
Class B ($5,478,080 [DIV] 313,712 shares)                              $17.46
Class C ($6,152,539 [DIV] 352,404 shares)                              $17.46
Class I ($3,166,497 [DIV] 178,987 shares)                              $17.69
Class R ($194,712 [DIV] 11,046 shares)                                 $17.63

Maximum offering price per share
Class A 1 ($17.63 [DIV] 95%)                                           $18.56

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                            $601,235
Interest                                                               38,872
Securities lending                                                      2,834

Total investment income                                               642,941

Expenses
Investment management fees                                            287,653
Class A distribution and service fees                                  76,846
Class B distribution and service fees                                  28,851
Class C distribution and service fees                                  30,528
Class R distribution and service fees                                     331
Class A, B and C transfer agent fees                                   80,369
Class I transfer agent fees                                               795
Class R transfer agent fees                                               209
Registration and filing fees                                           42,270
Printing                                                               14,832
Professional fees                                                      13,500
Custodian fees                                                         11,250
Accounting and legal services fees                                      9,442
Miscellaneous                                                           5,552
Trustees' fees                                                          1,219
Securities lending fees                                                   143

Total expenses                                                        603,790
Less expense reductions                                               (40,677)

Net expenses                                                          563,113

Net investment income                                                  79,828

Realized and unrealized gain (loss)
Net realized gain on investments                                      876,094
Change in net unrealized appreciation
(depreciation) of investments                                      (4,478,794)

Net realized and unrealized loss                                   (3,602,700)

Decrease in net assets from operations                            ($3,522,872)

1 Semiannual period from 1-1-05 through 6-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS


These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                         Year        Period
                                                        ended         ended
                                                     12-31-04       6-30-05 1
Increase (decrease) in net assets

From operations
Net investment income                                $285,844       $79,828

Net realized gain                                     782,917       876,094
Change in net unrealized
appreciation (depreciation)                         2,582,256    (4,478,794)

Increase (decrease) in net assets
resulting from operations                           3,651,017    (3,522,872)

Distributions to shareholders
From net investment income
Class A                                              (239,143)           --
Class I                                               (25,351)           --
Class R                                                  (126)           --
From capital gains
Class A                                              (727,126)           --
Class B                                               (69,066)           --
Class C                                               (62,061)           --
Class I                                               (36,252)           --
Class R                                                (1,785)           --
                                                   (1,160,910)           --
From Fund share transactions                       17,107,537    (1,218,320)

Net assets
Beginning of period                                60,329,924    79,927,568

End of period 2                                   $79,927,568   $75,186,376

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

2 Includes accumulated net investment income of $21,249 and $101,077, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                               12-31-00 1   12-31-01 1   12-31-02 1   12-31-03 2   12-31-04   6-30-05 3
Per share operating performance
Net asset value,
beginning of period                          $21.09       $20.74       $18.78       $15.27       $17.80    $18.44
Net investment income (loss) 4                   -- 5      (0.03)          -- 5      (0.01)        0.08      0.03
Net realized and unrealized
gain (loss) on investments                     1.18        (0.74)       (2.83)        2.63         0.84     (0.84)
Total from
investment operations                          1.18        (0.77)       (2.83)        2.62         0.92     (0.81)
Less distributions
From net investment income                       --           --           --           --        (0.07)       --
From net realized gain                        (1.53)       (1.19)       (0.68)       (0.09)       (0.21)       --
                                              (1.53)       (1.19)       (0.68)       (0.09)       (0.28)       --
Net asset value, end of period               $20.74       $18.78       $15.27       $17.80       $18.44    $17.63
Total return 6,7 (%)                           5.68        (3.73)      (15.08)       17.15         5.17     (4.39) 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                   $64          $59          $50          $55          $65       $60
Ratio of expenses
to average net assets (%)                      1.31         1.44         1.38         1.51         1.34      1.37 9
Ratio of adjusted expenses
to average net assets 10 (%)                   1.43         1.52         1.48         1.89         1.44      1.48 9
Ratio of net investment income (loss)
to average net assets (%)                     (0.01)       (0.14)       (0.01)       (0.03)        0.45      0.31 9
Portfolio turnover (%)                           15           13           18           22           13        12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

Period ended                               12-31-03 11   12-31-04   6-30-05 3

Per share operating performance
Net asset value,
beginning of period                          $16.29        $17.76    $18.33
Net investment loss 4                         (0.03)        (0.03)    (0.04)
Net realized and unrealized
gain (loss) on investments                     1.59          0.81     (0.83)
Total from
investment operations                          1.56          0.78     (0.87)
Less distributions
From net realized gain                        (0.09)        (0.21)       --
Net asset value, end of period               $17.76        $18.33    $17.46
Total return 6,7 (%)                           9.57 8        4.40     (4.75) 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                    $2            $6        $5
Ratio of expenses
to average net assets (%)                      2.13 9        2.09      2.12 9
Ratio of adjusted expenses
to average net assets 10 (%)                   3.02 9        2.19      2.23 9
Ratio of net investment
loss to average net assets (%)                (0.49) 9      (0.18)    (0.44) 9
Portfolio turnover (%)                           22            13        12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

Period ended                               12-31-03 11   12-31-04   6-30-05 3

Per share operating performance
Net asset value,
beginning of period                          $16.29        $17.76    $18.33
Net investment loss 4                         (0.03)           -- 5   (0.04)
Net realized and unrealized
gain (loss) on investments                     1.59          0.78     (0.83)
Total from
investment operations                          1.56          0.78     (0.87)
Less distributions
From net realized gain                        (0.09)        (0.21)       --
Net asset value, end of period               $17.76        $18.33    $17.46
Total return 6,7 (%)                           9.57 8        4.40     (4.75) 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                    $1            $6        $6
Ratio of expenses
to average net assets (%)                      2.13 9        2.09      2.12 9
Ratio of adjusted expenses
to average net assets 10 (%)                   3.02 9        2.19      2.23 9
Ratio of net investment loss
to average net assets (%)                     (0.45) 9      (0.01)    (0.44) 9
Portfolio turnover (%)                           22            13        12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                               12-31-03 11   12-31-04   6-30-05 3

Per share operating performance
Net asset value,
beginning of period                          $16.29        $17.83    $18.46
Net investment income 4                        0.04          0.15      0.06
Net realized and unrealized
gain (loss) on investments                     1.59          0.84     (0.83)
Total from
investment operations                          1.63          0.99     (0.77)
Less distributions
From net investment income                       --         (0.15)       --
From net realized gain                        (0.09)        (0.21)       --
                                              (0.09)        (0.36)       --
Net asset value, end of period               $17.83        $18.46    $17.69
Total return 6,7 (%)                          10.00 8        5.54     (4.17) 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                    $3            $3        $3
Ratio of expenses
to average net assets (%)                      0.95 9        0.95      0.95 9
Ratio of adjusted expenses
to average net assets 10 (%)                   1.84 9        1.05      1.06 9
Ratio of net investment income
to average net assets (%)                      0.61 9        0.83      0.73 9
Portfolio turnover (%)                           22            13        12

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                               12-31-03 11   12-31-04   6-30-05 3
Per share operating performance
Net asset value,
beginning of period                          $17.10        $17.79    $18.45
Net investment income (loss)4                 (0.02)         0.07      0.01
Net realized and unrealized
gain (loss) on investments                     0.80          0.81     (0.83)
Total from
investment operations                          0.78          0.88     (0.82)
Less distributions
From net investment income                       --         (0.01)       --
From net realized gain                        (0.09)        (0.21)       --
                                              (0.09)        (0.22)       --
Net asset value, end of period               $17.79        $18.45    $17.63
Total return 6,7 (%)                           4.56 8        4.98     (4.44) 8

Ratios and supplemental data
Net assets, end of period
(in millions)                                    -- 12         -- 12     -- 12
Ratio of expenses
to average net assets (%)                      1.88 9        1.44      1.52 9
Ratio of adjusted expenses
to average net assets 10 (%)                   2.77 9        1.54      1.63 9
Ratio of net investment income (loss)
to average net assets (%)                     (0.27) 9       0.40      0.16 9
Portfolio turnover (%)                           22            13        12


1 Audited by previous auditor.

2 Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

3 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

4 Based on the average of the shares outstanding.

5 Less than $0.01 per share.

6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class B, Class C and Class I shares began operations on 8-25-03. Class
   R shares began operations on 11-3-03.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Large Cap Select Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distrib ution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2005, the Fund loaned securities having a market value of $11,890,972 collateralized by cash in the amount of $12,128,791. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $264,620 and long-term capital gains $896,290. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Shay Assets Manage ment, Inc. The Fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2005, the Fund will pay a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,700,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's daily net asset value in excess of $2,700,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value, on an annual basis, and total expenses on Class A shares to 1.38% of Class A average daily net asset value, on an annual basic, at least until April 30, 2006. Accordingly, the expense reductions, related to the limitation of the Fund's total expenses, amounted to $40,677 and there were no class specific total expense reductions during the period ended June 30, 2005. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2005, JH Funds received net up-front sales charges of $27,068 with regard to sales of Class A shares. Of this amount, $4,284 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $18,745 was paid as sales commissions to unrelated broker-dealers and $4,039 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2005, CDSCs received by JH Funds amounted to $17,359 for Class B shares and $717 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares the Fund Pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services has agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class's average daily net asset value at least until April 30, 2006. In addition, Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the period ended June 30, 2005. Signature Services reserves the right to terminate these limitations in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $9,442. The Fund also paid the Adviser the amount of $408 for certain publishing services, included in the printing fees and the amount of $1,189 for certain compliance costs, included in the miscellaneous expenses.

The Adviser and other subsidiaries of JHLICo owned 5,848 Class R shares of beneficial interest of the Fund on June 30, 2005.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-04          Period ended 6-30-05 1
                              Shares          Amount        Shares          Amount
Class A shares
Sold                         692,572     $12,490,897       195,023      $3,502,709
Distributions reinvested      45,694         836,202            --              --
Repurchased                 (322,560)     (5,800,880)     (294,734)     (5,294,217)
Net increase (decrease)      415,706      $7,526,219       (99,711)    ($1,791,508)

Class B shares
Sold                         329,288      $5,925,161        54,643        $980,251
Distributions reinvested       3,575          65,060            --              --
Repurchased                  (87,784)     (1,566,225)      (70,662)     (1,257,646)
Net increase (decrease)      245,079      $4,423,996       (16,019)      ($277,395)

Class C shares
Sold                         288,497      $5,157,947        69,621      $1,246,493
Distributions reinvested       3,080          56,057            --              --
Repurchased                  (17,484)       (316,100)      (25,567)       (457,619)
Net increase                 274,093      $4,897,904        44,054        $788,874

Class I shares
Sold                          16,376        $297,981         7,108        $128,077
Distributions reinvested       3,361          61,603            --             --
Repurchased                   (8,605)       (151,314)       (5,737)       (101,966)
Net increase                  11,132        $208,270         1,371         $26,111

Class R shares
Sold                           2,930        $52,455          2,150         $38,557
Distributions reinvested          33            600             --             --
Repurchased                     (109)        (1,907)          (165)        (2,959)
Net increase                   2,854        $51,148          1,985        $35,598

Net increase (decrease)      948,864    $17,107,537        (68,320)   ($1,218,320)

1 Semiannual period from 1-1-05 through 6-30-05. Unaudited.

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2005, aggregated $8,569,914 and $8,939,113, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes was $73,562,389. Gross unrealized appreciation and depreciation of investments aggregated $15,206,930 and $1,567,908, respectively, resulting in net unrealized appreciation of $13,639,022.

Board Consideration
of and Continuation
of Investment
Advisory and Sub-
Advisory Agreement:
John Hancock Large
Cap Select Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Capital Series (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of: (i) the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser"), and (ii) the sub-advisory agreement with Shay Assets Management, Inc. (the "Sub-Adviser") for the John Hancock Large Cap Select Fund (the "Fund"). The investment advisory agreement with the Advisor and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the "Advisory Agreements."

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's and Sub-Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's and Sub-Adviser's compliance department,
(vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.


Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a repre sentative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that, except for the most recent year, the performance of the Fund was higher than the median and average performance of its Universe for the time periods under review. The Board also noted that the Fund's performance was higher than one of its benchmark indices, the Lipper Large-Cap Core Funds Index over the longer time periods under review and was higher than its other benchmark index, the S&P 500 Daily Reinvested Index, during the five-year time period. The Adviser provided information to the Board regarding factors contributing to the Fund's performance results, as well as the Adviser's outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund's performance trends.

Investment Advisory
Fee and Sub-Advisory
Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the existing fee waiver/limit arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/limits into account (the "Net Advisory Rate"). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rate and the Net Advisory Rate were lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than that of the Peer Group and was not appreciably higher than that of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The

Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Sub-Adviser, which is not affiliated with the Adviser. The Board considered that the Sub-Advisory Rate paid to the Sub-Adviser had been negotiated by the Adviser on an arm's length basis and that the Sub-Adviser's separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to the addition of breakpoints to the Advisory Agreement Rate besides the existing breakpoints applicable to the Sub-Advisory Agreement Rate.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Sub-Adviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Greater China Opportunities Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund
                      Technology Leaders Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone           On the Fund's Web site         On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky

*Members of the Audit Committee

Officers

Keith F. Hartstein
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer

Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser

Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

Principal distributor

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                         Express mail:
            John Hancock                          John Hancock
            Signature Services, Inc.              Signature Services, Inc.
            1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
            Boston, MA 02217-1000                 529 Main Street
            Charlestown, MA 02129

Phone       Customer service representatives      1-800-225-5291
            24-hour automated information         1-800-338-8080
            TDD line                              1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]


Now available: electronic delivery
www.jhfunds.com/edelivery

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of
the shareholders of John Hancock
Large Cap Select Fund.


490SA  6/05
       8/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, June 30, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend
nominees to the registrant's Board of Trustees.   A copy of the procedures
is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds
- Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By: /s/ Keith F. Hartstein
    ------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date:    August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
    ------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date:    August 29, 2005


By: /s/ William H. King
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    August 29, 2005